Exhibit 10(a)

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                             PARTICIPATION AGREEMENT

                           Dated as of March 31, 2000

                                      among

                      ASSET HOLDINGS III, L.P., as Lessor,


                        ADESA CORPORATION, as the Lessee,

                        SUNTRUST BANK, as the Credit Bank

                                       and

                CORNERSTONE FUNDING CORPORATION I, as the Issuer

                     --------------------------------------

                                 Lease Financing

                     for ADESA Corporation and Subsidiaries

                             Auto Auction Facilities

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    Notice: This Document Contains Proprietary Information. Not to Be Copied
      or Disseminated Without the Consent of Richard W. Rubenstein, Squire,
                 Sanders & Dempsey L.L.P., 41 South High Street,
                  1300 Huntington Center, Columbus, Ohio 43215
                       (614) 365-2805, fax (614) 365-2499.

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

SECTION 1  DEFINITIONS; INTERPRETATION.......................................2

SECTION 2  ACQUISITION AND LEASE; LETTER OF CREDIT;
           NATURE OF TRANSACTION.............................................2
     SECTION 2.1   Agreement to Refinance, Fund Property Costs and Lease.....2
     SECTION 2.2   Funding of Property Costs; Loan and Contribution..........2
     SECTION 2.3   Nature of Transaction.....................................4
     SECTION 2.4   Amounts Due Under Lease and Reimbursement Agreement.......4
     SECTION 2.5   Controlling Agreements....................................5
     SECTION 2.6   Application of Proceeds of Loan and Contribution..........5
     SECTION 2.7   Payments of Rent by the Lessee to the Credit Bank.........6
     SECTION 2.8.  The Letter of Credit......................................6
     SECTION 2.9.  Alternate Letters of Credit...............................7
     SECTION 2.10. Annual Fee of the Issuer..................................7


SECTION 3  CONDITIONS PRECEDENT; DOCUMENTS...................................8
     SECTION 3.1  Conditions to the Obligations of the Lessor, the
                  Credit Bank and the Issuer on the Closing Date.............8
     SECTION 3.2  Conditions to the Obligations of the Lessee...............13

SECTION 4  REPRESENTATIONS AND COVENANTS....................................13
     SECTION 4.1  Representations of the Lessee.............................13
     SECTION 4.2  Representations and Covenants of Lessor...................17
     SECTION 4.3  Covenant of Credit Bank...................................20
     SECTION 4.4  Tax Treatment.............................................20
     SECTION 4.5  Representations and Covenants of Issuer...................21

SECTION 5  COVENANTS OF THE LESSEE..........................................24
     SECTION 5.1  Qualification as to Corporate Status......................24
     SECTION 5.2  Further Assurances........................................24
     SECTION 5.3  Reporting.................................................24
     SECTION 5.4  Affirmative Covenants of Lessee...........................26
     SECTION 5.5  Financial Covenants.......................................26

SECTION 6  TRANSFERS BY LESSOR AND CREDIT BANK..............................27
     SECTION 6.1  Lessor Transfers..........................................27
     SECTION 6.2  Issuer and Credit Bank Transfers..........................27

SECTION 7  INDEMNIFICATION..................................................27
     SECTION 7.1   General Indemnification..................................27
     SECTION 7.2   Environmental Indemnity..................................28
     SECTION 7.3   Proceedings in Respect of Claims.........................30

     SECTION 7.4   General Tax Indemnity....................................31
     SECTION 7.5   [Reserved]...............................................36
     SECTION 7.6   End of Term Indemnity....................................36
     SECTION 7.7   Increased Costs, Etc.....................................37
     SECTION 7.8   Exculpation..............................................38
     SECTION 7.9   Role of Issuer and Credit Bank...........................38
     SECTION 7.10  Issuer's and Credit Bank's Benefits......................39
     SECTION 7.11  Lessor's Benefits........................................39

SECTION 8  MISCELLANEOUS....................................................39
     SECTION 8.1   Survival of Agreements...................................39
     SECTION 8.2   Notices..................................................40
     SECTION 8.3   Counterparts.............................................41
     SECTION 8.4   Amendments...............................................41
     SECTION 8.5   Headings, Etc............................................41
     SECTION 8.6   Parties in Interest......................................41
     SECTION 8.7   Governing Law............................................41
     SECTION 8.8   No Recourse..............................................41
     SECTION 8.9   Expenses.................................................42
     SECTION 8.10  Severability.............................................42
     SECTION 8.11  Submission to Jurisdiction; Waivers......................42
     SECTION 8.12  Reproduction of Documents................................43

APPENDIX I           Definitions and Interpretation
APPENDIX II          Form of Funding Requisition

EXHIBIT A            Form of Lease
EXHIBIT B            Form of Reimbursement Agreement
EXHIBIT C            Form of Borrower Promissory Note
EXHIBIT D            Form of Guaranty
EXHIBIT E            Form of Letter of Credit
EXHIBIT F            Form of Remarketing Agreement
EXHIBIT G-1          Form of Opinion of Counsel to the Lessee and Guarantor
EXHIBIT G-2          Form of Opinion of Counsel to the Lessor
EXHIBIT H            Form of Mortgage
EXHIBIT I            Form of Assignment of Lease and Rents
EXHIBIT J            Form of Non-Disturbance and Attornment Agreement

SCHEDULE I           Schedule of Financial Covenants of Lessee

                             PARTICIPATION AGREEMENT


         THIS PARTICIPATION AGREEMENT (this "Participation Agreement"), dated as of March 31, 2000, is among ASSET HOLDINGS III, L.P., an Ohio limited partnership, as the Lessor, ADESA CORPORATION, an Indiana corporation, as the Lessee, SUNTRUST BANK, a banking corporation duly organized and validly existing under the laws of the State of Georgia, as the Credit Bank, and CORNERSTONE FUNDING CORPORATION I, a Delaware corporation, as the Issuer.

                              W I T N E S S E T H:

         WHEREAS, in accordance with and subject to the terms and provisions of this Participation Agreement, the Lease and the other Operative Documents, at the request of the Lessee, (i) the Lessor has agreed to refinance certain indebtedness encumbering the Properties, (ii) the Lessor has agreed to lease and demise each Property to the Lessee under the Lease, and the Lessee has agreed to rent and hire the Property under the Lease from the Lessor, (iii) the Lessor has reserved and provided for, and the Lessee has agreed to pay, Basic Rent under the Lease in an aggregate amount sufficient to pay the debt service incurred in connection with the refinancing, (iv) the Lessor has issued its Borrower Promissory Note to the Issuer to evidence, and the Issuer has agreed to provide, the Loan in an amount of $28,373,000 for the payment of Property Costs in connection with the refinancing of certain indebtedness encumbering the Properties, (v) the Issuer has entered into with the Note Trustee that certain Master Trust Indenture, and that certain First Supplemental Series Trust Indenture, both dated as of March 31, 2000 (together, the "Note Indenture"), pursuant to which the Issuer has issued and sold its Series 2000A Notes in the aggregate principal amount of $28,373,000, the repayment of the Series 2000A Notes to be secured by that certain irrevocable, direct-pay letter of credit No. F502587 (the "Letter of Credit") in the Stated Amount of $28,904,994 dated April 3, 2000 issued by the Credit Bank, (vi) pursuant to the Reimbursement Agreement, the Credit Bank has agreed to issue the Letter of Credit to the Note Trustee to provide for the payment of required debt service under, and remarketing of, the Notes, and the Lessor, pursuant to the Reimbursement Agreement, has agreed to pay all fees required for the maintenance of the Letter of Credit and to reimburse the Credit Bank for all Drawings made and Letter of Credit Liabilities incurred under the Letter of Credit and the Reimbursement Agreement, and (vii) Lessor has agreed to invest the proceeds of the Contribution obtained from Lessor's own funds in an amount up to $877,515.46 for the payment of a portion of Property Costs in connection with the refinancing of certain indebtedness encumbering the Leased Property and the payment of Property Costs incurred in connection with the transactions contemplated by the Operative Documents.

         NOW, THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix I hereto for all purposes hereof and the rules of interpretation set forth in Appendix I hereto shall apply to this Participation Agreement.

                                    SECTION 2
                    ACQUISITION AND LEASE; LETTER OF CREDIT;
                              NATURE OF TRANSACTION

         SECTION 2.1 AGREEMENT TO REFINANCE, FUND PROPERTY COSTS AND LEASE. Subject to the terms and conditions of this Participation Agreement, the Transfer Documents, the Lease and the other Operative Documents, on the Closing Date, (i) the Lessor has agreed to reorganize and recapitalize its partnership interests, (ii) the Lessor has agreed to provide funding in the amount of up to $29,250,515 for the Property Costs associated with the refinancing of certain indebtedness encumbering the Properties pursuant to the Issuer's loan of the proceeds of the sale of the Series 2000A Notes and the Lessor's investment of the Contribution, (iii) the Lessor has agreed to lease and demise each of the Properties to the Lessee under the Lease and the Lessee have agreed to lease and hire the Properties described in the Lease from the Lessor and pay, INTER ALIA the Basic Rent reserved in the Lease.

         SECTION 2.2 FUNDING OF PROPERTY COSTS; ISSUANCE OF LETTER OF CREDIT; LOAN AND CONTRIBUTION.

                  (a) Subject to the terms and conditions of this Participation Agreement, and the terms and conditions of the Note Indenture, the Placement Agreement, the Letter of Credit and the delivery to and receipt by the Note Trustee of the Letter of Credit, the Issuer agrees to issue and sell the Notes and authorize the Note Trustee to authenticate and deliver the Notes to the original purchasers thereof upon receipt of payment of the purchase price thereof pursuant to the Note Indenture.

                  (b) Subject to the terms and conditions of this Participation Agreement, the Reimbursement Agreement and the other Operative Documents, the Credit Bank has agreed to issue and deliver the Letter of Credit to the Note Trustee for the benefit of the Holders of the Notes to secure the repayment of the Notes according to the terms thereof and the Note Indenture.

                  (c) Subject to the terms and conditions of this Participation Agreement, and the terms and conditions of the Note Indenture, in consideration of the execution and delivery by the Lessor of the Borrower Promissory Note, the Issuer agrees to make the Loan to the Lessor, in the amount of the net proceeds derived from the sale of the Notes in the sum of up to $28,373,000, in order to finance the Lessor's payment of Property Costs in that amount. Upon the delivery of the Letter of Credit to the Note Trustee, the authentication of the Notes by the Note Trustee and the delivery of the Notes to the purchasers thereof, the receipt by Note Trustee of the purchase price from the sale of the Notes, and the satisfaction of the conditions set forth in
SECTION 3.1, the Lessor hereby directs, and the Lessee hereby requests and authorizes, the Issuer to instruct the Note Trustee pursuant to the provisions of the Note Indenture, to disburse the proceeds of the sale of the Notes in accordance with the disbursement instructions set forth in the Funding Requisition, such disbursement to constitute the complete funding of the Loan. The Loan shall (i) be a term loan in the principal amount of up to $28,373,000, (ii) be evidenced by the Borrower Promissory Note, (iii) bear interest from the Closing Date in the amount provided in the Borrower Promissory Note, such interest to be payable on each Interest Payment Date, (iv) be repayable as to principal as provided in the Borrower Promissory Note and in no event later than on the Scheduled Termination Date, and (v) be subject to such other terms and conditions as are set forth in the Borrower Promissory Note. Under the Lease, the Lessee has agreed to pay the Credit Rent to the Credit Bank on each Rent Payment Date, the proceeds of which, subject to the provisions of the Operative Documents, are intended to reimburse the Credit Bank for the amount of all Drawings and other Letter of Credit Obligations incurred by the Lessor under the Reimbursement Agreement.

                  (d)      Upon  the satisfaction of the conditions set forth in
SECTION 3.1, and concurrent with the disbursement of the proceeds of the Loan, the Lessor agrees to invest and apply the proceeds of the Contribution in the sum of up to $877,515.46 to pay Property Costs in that amount, in accordance with the disbursement instructions set forth in the Funding Requisition. The Contribution shall (i) be in the aggregate amount of $877,515.46, (ii) be due and repayable by the Lessee in full (subject to the provisions of SECTION 15.6 of the Lease) on the Lease Termination Date and in any event not later than the Scheduled Termination Date, (iii) bear a pre-tax cumulative annual return equal to the amount of the Contribution Return, which shall be payable in arrears by the Lessee on each Rent Payment Date, and (iv) be subject to such other terms and conditions as set forth therein. Under the Lease, the Lessee has agreed to pay the Facility Rent to the Credit Bank, for the account of the Lessor, on each Rent Payment Date the proceeds of which, subject to the provisions of the Operative Documents, are intended to pay the Contribution Return then accrued and remaining unpaid. The Contribution shall be disbursed by the Lessor and applied according to the instructions set forth in the Funding Requisition.

                  (e) At the Closing, the Lessee shall prepare and deliver the Funding Requisition substantially in the form set forth in Appendix II hereof, and shall cause to be listed therein the names, addresses, taxpayer identification information and, where applicable, wiring instructions of each person to whom Property Costs are payable, and the amount so payable to such person, and shall attach thereto the invoice, closing statement or other evidence of the amounts due. Not more than ten percent (10%) of the total amount of the Property Costs may be delivered to the Lessee as agent of the Lessor for the subsequent disbursement of Property Costs not payable or required to be paid at Closing, and the Lessee shall hold all monies delivered to it for such purpose as a trust fund to be applied only to the payment of Property Costs and for no other purpose. The Lessee shall deliver a written report signed by a Responsible Officer setting forth an account of the application of such monies on each Rent Payment Date following the Closing until all such monies have been disbursed in full. Any surplus of such monies not required for the payment of Property Costs may be applied by the Lessee to pay installments of Basic Rent on any Rent Payment Date. The Funding Requisition shall be addressed to the Lessor, the Credit Bank and the Issuer, and the delivery of the Funding Requisition shall constitute the representation and warranty by the Lessee to the Lessor, the Issuer and the Credit Bank that all the conditions precedent to the Closing have been satisfied, including but not limited to those contained in SECTION 3.1 hereof.

         SECTION 2.3 NATURE OF TRANSACTION. It is the intent of the parties hereto that: (a) for financial accounting purposes the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended; (b) for purposes of commercial, real estate, bankruptcy and federal, state and local income tax law, the transactions contemplated by the Lease are financing arrangements and shall be treated as the repayment and security provisions of a loan by the Lessor to the Lessee, and that all payments of Basic Rent during the Lease Term shall be treated as payments of interest and all payments of Lease Balance (except to the extent constituting accrued Contribution Return) shall be treated as payments of principal, as the case may be, in respect of such loan; (c) if a bankruptcy court or other court of competent jurisdiction shall at any time determine that the transactions represented by the Lease and the other Operative Documents do not constitute true leasing transactions, then in any such event, the Lease shall be treated as a deed of trust and security agreement, mortgage and security agreement or other similar instrument granting a lien and security interest, with a power of sale from the Lessee, as mortgagor, to Lessor for the benefit of the Issuer and the Credit Bank, as the case may be, as mortgagee, encumbering the related Property, to secure the Lessee's performance under and payment of all amounts at any time due or payable under the Lease and the other Operative Documents, and the payment by the Lessee of Basic Rent shall be treated as payments of interest and the payment by the Lessee of any amounts in respect of the Lease Balance (except to the extent constituting accrued Contribution Return) shall be treated as repayments of principal (all such payments being obligatory and to the fullest extent permitted by law, shall have priority over any and all mechanics' liens and other liens and encumbrances arising after each Memorandum of Lease is recorded; PROVIDED, HOWEVER, that the maximum amount of unpaid indebtedness secured by the Lease, exclusive of interest and the Contribution Return, which may be outstanding at any time shall be $29,250,515), and (d) each Mortgage and the Assignment of Lease and Rents shall and hereby do create a lien and security interest in the Collateral (as defined in each Mortgage) and the Lease, subject to the Excluded Rights and to exceptions, if any, set forth in each such Mortgage. Notwithstanding the foregoing and the provisions of SECTION 4.4 and
SECTION 7.4 hereof, each party hereto acknowledges and agrees that none of the Lessee, the Issuer, the Lessor, the Placement Agent, the Credit Bank nor any other Person has made any representations or warranties to such party concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that each party has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

         SECTION 2.4 AMOUNTS DUE UNDER LEASE AND REIMBURSEMENT AGREEMENT. Anything else herein, in the Reimbursement Agreement, Borrower Promissory Note or elsewhere to the contrary notwithstanding, it is the intention of the Lessee and the Lessor that (i) the Lessee shall be obligated, pursuant to the terms of the Lease, to pay installments of Basic Rent then due on each Rent Payment Date, and the amount and timing of such installments of Basic Rent due and payable on each Rent Payment Date from the Lessee under the Lease shall be equal to the amount of the respective payments due and payable by the Lessor on the immediately following Interest Payment Date with respect to the reimbursement of Drawings and payment of Letter of Credit Liabilities under the Reimbursement Agreement, and, to the extent not paid from proceeds of such Drawings, principal and interest on the Borrower Promissory Note, and the Contribution Return payable to the Lessor on account of the Contribution, (ii) if the Lessee elects to exercise the Purchase Option, or becomes obligated to purchase the Property demised under the Lease, the sum of the following amounts

(without  duplication)  shall be paid in full by Lessee on the Lease Termination
Date: (A) the amount of all unreimbursed Drawings, unpaid Letter of Credit Liabilities, and other amounts due and payable under the Reimbursement Agreement, plus (B) to the extent not paid from proceeds of Drawings, the principal amount of the Borrower Promissory Note then outstanding and all interest and premium, if any, accrued thereon, plus (C) the outstanding Contribution and all accrued and unpaid Contribution Return through the date of payment, plus (D) all other obligations of the Lessee owing to the Lessor under the Operative Documents, and (iii) upon an Event of Default resulting in an acceleration of the Lessee's obligations to purchase the Leased Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include the sum of the following amounts (without duplication): (A) the amount of all unreimbursed Drawings, unpaid Letter of Credit Liabilities, and other amounts due and payable under the Reimbursement Agreement, plus (B) to the extent not paid from the proceeds of Drawings, all amounts necessary to pay in full the unpaid principal and all interest and premium, if any, due and payable on the Borrower Promissory Note, plus (C) the outstanding Contribution and all accrued and unpaid Contribution Return through the date of payment, plus (D) all other obligations of the Lessee owing to the Lessor under the Operative Documents; PROVIDED, HOWEVER, that (iv) in the event the Lessee effectively exercises the Remarketing Option pursuant to the provisions of SECTION 15.6 of the Lease and duly and timely fulfill the provisions of clauses (i) through
(xiii) of SECTION 15.6 of the Lease, Lessee's obligations shall be limited as provided in SECTION 15.6 of the Lease; PROVIDED FURTHER, HOWEVER, that (A) payment of the Lease Balance in connection with the clauses (ii) and (iii) above, shall satisfy any remaining obligation for the payment of Basic Rent and
(B) in the event of a Credit Event of Default which is not related to the occurrence of a Default or an Event of Default, the outstanding balance of all Letter of Credit Liabilities becomes (automatically or as a result of the Credit Bank's exercise of its remedies under SECTION 6.02 of the Reimbursement Agreement) immediately due and payable and no Default or Event of Default has occurred and is then continuing, the Lessee shall not be responsible for the payment of (and such amounts shall not be deemed to be Basic Rent or Supplemental Rent or included in the Lease Balance for any purpose) the following costs and charges which may become payable as a result of the Credit Event of Default: (i) any additional interest payable as a result of the application of the Overdue Rate pursuant to the provisions of SECTION 2.03(g) of the Reimbursement Agreement, or (ii) any other costs and expenses of the Credit Bank incurred by the Credit Bank in the collection or enforcement of the obligations of the Lessor under the Reimbursement Agreement. The foregoing notwithstanding, the parties hereto acknowledge and agree that the obligations of the Lessor and its partners and Affilliates (including their respective organizers, incorporators, members, stockholders, managers, directors, officers, employees and agents) hereunder, under the Borrower Promissory Note, the Lease and the other Operative Documents are non-recourse as provided in SECTION 6.10 of the Reimbursement Agreement, the provisions of the Borrower Promissory Note and SECTION 18.12 of the Lease.

         SECTION 2.5 CONTROLLING AGREEMENTS. In the event of any conflict between this Participation Agreement and any other Operative Document, this Participation Agreement shall control. In the event of any conflict between the Lease and any other Operative Document to which the Lessee is not a party, the Lease shall control.

         SECTION 2.6 APPLICATION OF PROCEEDS OF LOAN AND CONTRIBUTION. The parties hereto agree that the proceeds of the Loan and the Contribution shall be used for the payment (or the reimbursement of the Lessee for the payment) of any or all of the following items (collectively,

"PROPERTY COSTS"): (i) costs of acquisition of the Land and Improvements or any part thereof, including, without limitation, all costs reasonably related thereto, including the Letter of Credit Fees, any municipal sewer or utility contract, any permit or consent for or from any Governmental Authority or other Person, (ii) the aggregate amount of principal, interest and premium, if any, necessary to pay any indebtedness of the Lessor at any time incurred in connection with the acquisition of the Leased Property and (iii) "soft costs" related to any of the foregoing, including architect's fees, brokerage fees, engineering fees, consulting and development fees, permit and license fees and charges, travel and related expenses, testing, survey costs, filing and recording fees, charges, taxes and other impositions of any governmental authority having jurisdiction, title charges and attorneys' fees and other related costs and expenses properly attributable to any of the foregoing Property Costs. The Lessee covenants not to use any of the proceeds of the Loan, the Contribution or Drawings under the Letter of Credit to pay, or reimburse itself for paying, for trade fixtures, personal property or equipment which does not constitute part of the Improvements, or for working capital.

         SECTION 2.7 PAYMENTS OF RENT BY THE LESSEE TO THE CREDIT BANK. The Lessor hereby instructs the Lessee, and the Lessee hereby acknowledges and agrees, that until such time as all Letter of Credit Liabilities are satisfied, the Borrower Promissory Note and the Contribution and all unpaid Contribution
Return have been repaid in full and the Liens evidenced by the Operative Documents have been released, (i) any and all Rent (excluding payments with respect to the Excluded Rights, which shall be payable to each recipient as appropriate) and any and all other amounts of any kind or type under any of the Operative Documents due and owing or payable to the Lessor shall instead be paid directly to the Credit Bank (excluding payments with respect to the Excluded Rights, which shall be payable to each recipient as appropriate) or to such other Person as the Credit Bank may direct from time to time for allocation and distribution in accordance with the procedures set forth herein; PROVIDED THAT so long as no Event of Default shall have occurred and remain uncured, the Lessee shall cause all notices, certificates, financial statements, communications and other information which shall be delivered, or required to be delivered, to the Lessor, to also be delivered at the same time to the Credit Bank.

         SECTION 2.8. THE LETTER OF CREDIT. Subject to the terms and conditions of this Participation Agreement and of the Reimbursement Agreement:

                  (a) ISSUANCE. The Credit Bank agrees, at the time of the Closing, to issue and deliver the Letter of Credit in the Stated Amount to the Note Trustee as security for the payment of the Notes and for the benefit of the Holders of the Notes under the Note Indenture.

                  (b) TRANSFER. The Letter of Credit may be transferred to a successor or substitute Note Trustee in accordance with the provisions set forth in the Letter of Credit.

                  (c) STATED AMOUNT. The Stated Amount shall be reduced and reinstated in accordance with the provisions of the Letter of Credit.

                  (d) EXPIRATION. The Letter of Credit will, by its terms, expire on the earliest of (i) the making by the Note Trustee of the final drawing available to be made thereunder, (ii) the Credit Bank's receipt of a written notice from the Note Trustee and the Issuer stating that no Notes are Outstanding within the meaning of the Note Indenture, (iii) the fifth Business Day after the Note Trustee is required to surrender the Letter of Credit to the Credit Bank for cancellation following the Note Trustee's acceptance of an Alternate Letter of Credit in accordance with the terms and conditions of the Note Indenture or (iv) the Expiration Date of the Letter of Credit, which is the later to occur of (a) April 15, 2005, or (b) a day not earlier than one year following the then current Expiration Date, but in no event later than April 15, 2020 (provided, that if the Expiration Date is not a Business Day, the Letter of Credit will terminate on the first Business Day thereafter). On any Business Day prior to March 1, 2005, the Credit Bank, in its sole discretion, may elect to extend the Expiration Date. If the Expiration Date is so extended, then on any Business Day which is at least 45 days prior to the then current Expiration Date, the Credit Bank, in its sole discretion, may elect to extend the then current Expiration Date. The Expiration Date shall not be extended beyond April 15, 2020.

         SECTION 2.9. ALTERNATE LETTERS OF CREDIT. At any time on at least 60 days prior written notice to the Issuer, the Lessee may request that the Issuer provide for delivery of an Alternate Letter of Credit to the Note Trustee in replacement of the then existing Letter of Credit pursuant to the Issuer's rights under SECTION 8.05 of the Note Indenture. Any such Alternate Letter of
Credit shall be issued by a bank, a trust company or other financial institution, shall have administrative terms acceptable to the Note Trustee and shall in all respects material to the Holders of the Notes be the same (except for the expiration date thereof, which shall not be earlier than the expiration date of the Letter of Credit to be replaced). In connection with any such request, the Lessee, at its expense, shall identify the replacement credit bank which will provide the Alternate Letter of Credit, and make such arrangements with the replacement credit bank, with the Rating Services then maintaining a rating with respect to the Notes, and with such other Persons as shall be necessary in order to satisfy, and enable the Issuer and the Note Trustee to satisfy, each of the conditions set forth in SECTION 8.05 of the Note Indenture applicable to the replacement of the Letter of Credit with an Alternate Letter of Credit. Upon satisfaction of such conditions, or providing for such satisfaction on terms acceptable to the Issuer in its sole discretion, and the payment of all of the reasonable expenses, including the reasonable expenses and fees of legal counsel to the various parties involved in the transaction, the Issuer shall exercise its rights and powers under the provisions of Section 8.05 of the Note Indenture to effect the replacement of the Letter of Credit with the Alternate Letter of Credit proposed by the Lessee. In the event that any amendments to the provisions of the Lease, the Participation Agreement the Reimbursement Agreement or any of the other Operative Documents, or any replacements or supplements thereto, are requested by the Lessee or the replacement credit bank in connection with the issuance and delivery of the Alternate Letter of Credit, the Lessor and the Issuer shall cooperate in good faith in the consideration, preparation and execution of any such amendments, replacements or supplements provided that all of their reasonable costs and expenses related thereto are paid in full by the Lessee, the duties and obligations of the Issuer or the Lessor are not materially increased thereunder or thereby and the rights and priveleges of the Issuer and the Lessor shall not be materially diminished thereunder or thereby.

         SECTION 2.10. ANNUAL FEE OF THE ISSUER. In consideration of the administrative services to be performed by Issuer pursuant to the Operative Documents, the Lessee shall pay, as Supplemental Rent under the Lease, the Issuer's annual fee for its services in connection with the Notes and the Note Indenture at the rate of 0.025% of the par amount of the Notes Outstanding from time to time, such fee to be paid in monthly installments in arrears on each Interest Payment Date in the amount of one-twelfth (1/12th) of the weighted average principal amount of the Notes outstanding during the previous month multiplied by 0.025%. To the extent that the Issuer's annual fee hereunder is paid from the Program Expense Fund of the Note Indenture, the obligation of the Lessee to pay such amount as Supplemental Rent shall be deemed satisfied.

                                    SECTION 3
                         CONDITIONS PRECEDENT; DOCUMENTS

         SECTION 3.1 CONDITIONS TO THE OBLIGATIONS OF THE LESSOR, THE CREDIT BANK AND THE ISSUER ON THE CLOSING DATE. The obligations of the Lessor, the Credit Bank and the Issuer to carry out their respective obligations under
SECTION 2 of this Participation Agreement shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party (acting directly or through its counsel) on or prior to the Closing Date of the following conditions precedent:

                  (a) DOCUMENTS. The following documents shall have been executed and delivered by the respective parties thereto:

                                    (i)     PARTICIPATION  AGREEMENT.
                  Counterparts of this Participation Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

                                    (ii)    LEASE.    The    Original   Executed
                  Counterparts of the Lease (substantially in the form of EXHIBIT A), duly executed by the Lessee and the Lessor, shall have been delivered to the Credit Bank and additional counterparts thereof shall have been delivered to the Lessor and the Issuer.

                                    (iii)   REIMBURSEMENT AGREEMENT.
                  Counterparts of the Reimbursement Agreement (substantially in the form of EXHIBIT B), duly executed by the Lessor and the Credit Bank, shall have been delivered to each of the Lessor and the Credit Bank.

                                    (iv)    BORROWER  PROMISSORY NOTE. The
                  Borrower Promissory Note (substantially in the form attached hereto as EXHIBIT C) payable to the order of the Issuer, duly executed by the Lessor, shall have been delivered to the Issuer.

                                    (v)     GUARANTY.  The  Guaranty
                  (substantially in the form of EXHIBIT D), duly executed by the Guarantor, shall have been delivered to the Credit Bank.

                                    (vi)    LETTER OF CREDIT.  The Letter of
                  Credit (substantially in the form of EXHIBIT E) shall have been delivered to the Note Trustee.

                                    (vii)   [reserved].

                                    (viii)  NOTE  INDENTURE. The Note Indenture,
                  including the Trust Indenture and the First Supplemental Series Trust Indenture, shall have been executed by the Issuer and the Note Trustee and counterparts thereof shall have been delivered to the parties hereto.

                                    (ix)    PLACEMENT AGREEMENT.       The
                  Placement Agreement shall have been executed by the Issuer and the Placement Agent and counterparts thereof shall have been delivered to the Placement Agent and the parties hereto.

                                    (x)     REMARKETING AGREEMENT.     The
                  Remarketing Agreement (substantially in the form of EXHIBIT G) shall have been executed by the Issuer and the Remarketing Agent, and counterparts thereof shall have been delivered to the Remarketing Agent and the parties hereto.

                                    (xi)    RESOLUTIONS     AND     INCUMBENCY
                  CERTIFICATES, ETC. (a) Each of the Issuer and the Lessor shall have received a certificate of the Secretary or an Assistant Secretary of the Lessee and the Guarantor attaching and certifying as to each: (1) the resolution of its Board of Directors (or an appropriate committee of such Board) duly authorizing the execution, delivery and performance by it under and of each Operative Document to which it is or will be a party, (2) the incumbency and signatures of Persons authorized to execute and deliver Operative Documents on its behalf, (3) its articles of incorporation, certified as of a recent date by the appropriate officer of its state of incorporation and (4) its by-laws, code of regulations or other similar charter and governing documents.

                                    (xii)   OPINION OF COUNSEL TO THE LESSEE.
                  The opinion of counsel to the Lessee dated the Closing Date, and being substantially in the form set forth in Exhibit H-1, shall have been delivered and addressed to each of the Lessor, the Credit Bank and the Issuer.

                                    (xiii)  OPINION OF COUNSEL TO THE GUARANTOR.
                  The opinion of counsel to the Guarantor dated the Closing Date, and being substantially in the form set forth in EXHIBIT H-1, shall have been delivered and addressed to each of the Lessor, the Credit Bank and the Issuer.

                                    (xiv)   LESSOR'S  RESOLUTION  AND INCUMBENCY
                  CERTIFICATE. The Credit Bank shall have received a certificate of the general partner of the Lessor attaching and certifying as to (1) the general partner's resolution authorizing the execution, delivery and performance by it of each Operative Document to which the Lessor is or will be a party and (2) the incumbency and signatures of Person(s) authorized to execute and deliver Operative Documents on the Lessor's behalf .

                                    (xv)    OPINION  OF  LESSOR'S  COUNSEL.  The
                  opinion of counsel to the Lessor dated the Closing Date, and being substantially in the form set forth in EXHIBIT H-2 shall have been delivered and addressed to each of the Lessee, the Credit Bank and the Issuer.

                                    (xvi)   FEES OF THE FINANCIAL ADVISOR. On or
                  prior to the Closing Date, the Lessee shall have paid all fees of the Financial Advisor in connection with the transactions contemplated hereunder.

                  (b) REAL ESTATE DOCUMENTS. The following documents shall have been executed and delivered by the respective parties thereto with respect to each Property ("Parcel Closing Conditions"):

                                    (i)     [omitted]

                                    (ii)    MEMORANDUM OF LEASE. A Memorandum of
                  Lease with respect to the applicable Property, duly executed by the Lessee and the Lessor in recordable form, shall have been delivered to the Lessor.

                                    (iii)   MORTGAGES.   Counterparts   of   the
                  Mortgage (substantially in the form of EXHIBIT I) with respect to the applicable Property, duly executed by the Lessee and the Lessor and in recordable form, shall have been delivered to the Credit Bank.

                                    (iv)    ASSIGNMENT  OF  LEASE   AND   RENTS.
                  Counterparts of the Assignment of Lease and Rents (substantially in the form of EXHIBIT J), duly executed by the Lessor, consented to by the Lessee, shall have been delivered to the Credit Bank.

                                    (v)     NON-DISTURBANCE    AND    ATTORNMENT
                  AGREEMENT. Counterparts of the Non-Disturbance and Attornment Agreement (substantially in the form of EXHIBIT K) duly executed by the Lessee, the Lessor and the Credit Bank and in recordable form shall have been delivered to the Credit Bank, the Lessor and the Lessee.

                                    (vi)    TITLE AND TITLE INSURANCE. The
                  Lessor and the Credit Bank shall receive from the Title Insurance Company, a ALTA form of Owner's Policy with respect to the applicable Property, in the amount of the total Property Costs (an "Lessor's Title Policy") and an ALTA form of Loan Policy of title insurance in the amount of 97% of such Property's Pro Rata Fraction of the total Property Costs (a "Credit Bank's Title Policy"), each issued by the Title Insurance Company, each acceptable in form and substance to Lessor and the Credit Bank (the Lessor's Title Policies and the Credit Bank's Title Policies being called collectively the "Title Policies"). Each of the Title Policies (A) shall be dated as of the Closing Date, (B) to the extent permitted under Applicable Law, shall include coverage over the general exceptions to such Title Policy and shall contain a so-called "Fairway" endorsement and such other affirmative endorsements as to easements and rights-of-way, encroachments, the nonviolation of covenants and restrictions, survey matters and other matters as the Credit Bank and the Lessor shall reasonably request and (C) shall not contain a "pending disbursements" exception.

                                    (vii)   SURVEY.   The   Lessee   shall  have
                  delivered, or shall have caused to be delivered, to the Lessor and the Credit Bank, at the Lessee's expense, an accurate survey of the Property certified to the Lessor, the Credit Bank and the Title Insurance Company conforming in all material respects to ALTA-ACSM minimum detail standards (including Table A items 1, 2, 3, 4, 7, 8, 9, 10, 11 and 13) and otherwise satisfactory to the Lessor and the Credit Bank and showing no state of facts unsatisfactory to the Lessor or the Credit Bank and prepared within sixty (60) days of the Closing Date by a licensed surveyor selected by Lessee and reasonably satisfactory to the Credit Bank. Such survey shall
                  (i) be acceptable to the Title Insurance Company, (ii) show no encroachments on the Parcel by structures owned by others, no encroachments from any part of the Land onto any land owned by others, and no encroachments onto easements, except for such encroachments which, in the judgment of the Credit Bank and its counsel, do not impair in any material respect the value of the Property or the suitability of the Property for its intended use, and (iii) disclose no state of facts objectionable to the Lessor, the Credit Bank or the Title Insurance Company.

                                    (viii)  INGRESS  AND EGRESS;  SERVICES.  The
                  Lessor and the Credit Bank shall have received satisfactory evidence (including source and method) that: there is adequate ingress and egress to the related Parcel for its intended use; public water service available or an adequate water supply available for the proposed development; public storm and sanitary sewer service is available; fire protection is available; necessary arrangements have been made for connection and delivery of each of the foregoing and electric power, gas and telephone service to the Property; the Lessee has the right to connect to and use all utility services without restriction; and all necessary easements to provide such services to the Improvements on the Parcel have been obtained.

                                    (ix)    EVIDENCE OF  INSURANCE.  The Lessor
                  and the Credit Bank have received from the Lessee certificates of insurance on form ACORD 27 evidencing compliance with the provisions of ARTICLE IX of the Lease (including the naming of the Lessor and the Issuer as additional insureds or loss payees with respect to such insurance), in form and substance reasonably satisfactory to the Credit Bank.

                                    (x)     RECORDING  FEES;  TRANSFER TAXES. To
                  the extent not covered by the Credit Bank's Title Policy, the Credit Bank shall have received satisfactory evidence of the payment by the Lessee of all recording and filing fees and taxes with respect to any recordings or filings made of the Memorandum of Lease, the Mortgage, the Assignment of Lease and Rents and the Non-Disturbance and Attornment Agreement for each Property.

                                    (xii)   ENVIRONMENTAL AUDIT. The Credit Bank
                  and  the  Lessor   shall  have   received   and   approved  an
                  Environmental Audit with respect to the Property.

                                    (xiii)  [Reserved]

                                    (xiv)   ZONING.  Evidence of compliance with
                  applicable zoning ordinances or similar land use restrictions with respect to the Parcel.

                                    (xv)    GOVERNMENTAL  AUTHORIZATIONS.  All
                  authorizations, if any, required by any governmental authority for the current use and operation of the Property, which are presently procurable.

                                    (xvi)   APPRAISAL. An appraisal report for
                  the Property, which appraisal report shall be prepared by an independent appraising firm, and be in form and substance, acceptable to the Credit Bank in its sole and absolute discretion, whether in relation to all applicable regulatory requirements imposed by The Financial Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations thereunder, or otherwise, shall have been delivered to the Issuer. Such appraisal shall state the Fair Market Sales Value of the Property, which amount shall be approved by the Credit Bank. The cost of such appraisal shall be borne solely by the Lessee.

                  (c) LITIGATION. No action or proceeding shall have been instituted or, to the Lessee's knowledge, threatened nor shall any governmental action, suit, proceeding or investigation be instituted or, to the Lessee's knowledge, threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Participation Agreement or any of the other Operative Documents or any transaction contemplated hereby or thereby or which would materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which would result in a Material Adverse Effect.

                  (d)  LEGALITY.    In the opinion of the Credit Bank, the
Lessor, the Issuer or their respective counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for the Credit Bank, Issuer or the Lessor to participate in any of the transactions contemplated by the Operative Documents.

                  (e) NO EVENTS. (i) No Default, Event of Default, Event of Loss or Event of Taking shall have occurred and be continuing and (ii) no action shall be pending or, to the Lessee's knowledge, threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking.

                  (f) REPRESENTATIONS. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Closing Date.

                  (g) NO MATERIAL ADVERSE EFFECT. There shall not have occurred any event having a Material Adverse Effect with respect to the Lessee and its Subsidiaries, taken as a whole, since December 31, 1999.

                  (h) FEES AND TRANSACTION EXPENSES. The Lessee shall have paid, or caused to be paid, the reasonable fees and expenses of the Lessor, the Credit Bank, the Issuer, the Note Trustee and their respective counsel.

         SECTION 3.2    CONDITIONS  TO  THE  OBLIGATIONS  OF  THE  LESSEE.   The
obligations of the Lessee hereunder are subject to the fulfillment on the Closing Date to the satisfaction of, or waiver by, the Lessee of all conditions set forth in this SECTION 3 that require fulfillment by the Lessor, the Issuer and the Credit Bank.

                                    SECTION 4
                          REPRESENTATIONS AND COVENANTS

         SECTION 4.1 REPRESENTATIONS OF THE LESSEE. Effective as of the date of execution hereof, and as of the Closing Date, the Lessee represents and warrants to each of the other parties hereto as follows:

                  (a) ORGANIZATION; CORPORATE POWERS. It (i) is a corporation duly organized, validly existing under the laws of the State of Indiana, for which the most recent required biennial report has been filed with the office of the Secretary of State of Indiana, and no articles of dissolution have been filed in such office, (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the failure to be duly qualified and in good standing would have a Material Adverse Effect and
(iii) has all requisite corporate power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Operative Documents.

                  (b) AUTHORITY. It has the requisite corporate power and authority to execute, deliver and perform the Operative Documents executed or to be executed by it; and the execution, delivery and performance (or recording or filing, as the case may be) of the Operative Documents, and the consummation of the transactions contemplated on its part thereby, have been duly approved by its Board of Directors and no other corporate proceedings on its part are necessary to consummate the transactions so contemplated.

                  (c) DUE EXECUTION AND DELIVERY OF OPERATIVE DOCUMENTS. The Operative Documents executed by it have been duly executed and delivered (or recorded or filed, as the case may be) by it, and, in each case, constitute its legal, valid and binding obligation, enforceable against it in accordance with the respective terms of each such Operative Document, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles generally.

                  (d) NO CONFLICT. The execution, delivery and performance by it of each Operative Document to which it is a party and of each of the transactions contemplated thereby do not and will not (i) violate any Applicable Law or Contractual Obligation binding on it the consequences of which violation, singly or in the aggregate, would have a Material Adverse Effect, (ii) result in or require the creation or imposition of any Lien whatsoever on the Leased Property (other than Permitted Liens) or (iii) require any approval of stockholders which has not been obtained.

                  (e) GOVERNMENTAL CONSENTS. Except as have been made, obtained or given, no filing or registration with, consent or approval of, notice to, with or by any Governmental Authority is required to authorize, or is required in connection with, the execution, delivery and performance by the Lessee of the Operative Documents, the use of the proceeds of the Loan made to effect the acquisition of the interest in the Land and the use of the Improvements, or the legality, validity, binding effect or enforceability of any Operative Document.

                  (f) GOVERNMENTAL REGULATION. It is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (g) REQUIREMENTS OF LAW. It is in compliance with all Requirements of Law applicable to it and its business, in each case where the failure to so comply would have a Material Adverse Effect, either individually or together with other such cases.

                  (h) RIGHTS IN RESPECT OF THE LEASED PROPERTY. It is not a party to any contract or agreement to sell any interest in the Leased Property or any part thereof other than pursuant to the Participation Agreement and the Lease.

                  (i)      HAZARDOUS MATERIALS.


                           (i)      Except as provided in each Environmental
Site Assessment received and approved by Issuer pursuant to SECTION 3.1(b)(xii) hereof, and except as in full compliance with all Applicable Law, there are no Hazardous Materials present at, upon, under or within the Leased Property or released or transported to or from the Leased Property.

                           (ii)     No  Governmental Actions have been taken, or
are in process or have been threatened, which could reasonably be expected to subject the Leased Property, the Issuer or the Lessor to any Claims or Liens under any Environmental Law.

                           (iii)    It has or will  obtain all Environmental
Permits   necessary  to  operate  the  Leased   Property  in   accordance   with
Environmental Laws and is complying with and has at all times complied with all such Environmental Permits.

                           (iv)     With respect to the Leased  Property,  no
notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to it, and no penalty has been assessed on it and no investigation or review is pending or threatened by any Governmental Authority or other Person with respect to any alleged violation or liability of it under any Environmental Law. No material notice, notification, demand, request for information, citation, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or threatened by any Governmental Authority or other Person relating to the Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

                           (v)      The Leased Property and each portion thereof
are presently in compliance with all Environmental Laws, and, there are no present or past facts, circumstances, activities, events, conditions or occurrences regarding the Leased Property (including, without limitation, the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a Claim against the Leased Property, the Issuer, the Lessor or the Lessee, (B) cause the Leased Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which the Leased Property is located or (D) prevent or interfere with the continued operation and maintenance of the Leased Property as contemplated by the Operative Documents.

                  (j) LEASED PROPERTY. The present condition and use of the Leased Property conforms in all material respects with all conditions or requirements of all existing permits and approvals issued with respect to the Leased Property, and the present use of the Leased Property and its future intended use of the Leased Property under the Lease does not violate any Applicable Law. No notices, complaints or orders of violation or non-compliance have been issued or threatened or contemplated by any Governmental Authority with respect to the Leased Property or any present or intended future use thereof. All agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as it intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, (or in the reasonable judgment of the Lessee will be) obtained and are or will be in full force and effect and it has no actual knowledge of any pending modification or cancellation of any of the same.

                  (k) TAXES. It and its Affiliates have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings, and as to which there is no imminent threat of forfeiture, and with respect to which the Lessee or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP; it knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect; and the charges, accruals and reserves on the books of the Lessee and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

                  (l) USE OF PROCEEDS; MARGIN REGULATIONS. It will apply the proceeds of the Loan and the Contribution as set forth in SECTIONS 2.2(c) and 2.6 hereof; no part of the proceeds from the Loan or the Contribution will be used, directly or indirectly by it, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve it in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).

                  (m)      ERISA.  It has  not  incurred  any  material
accumulated funding deficiency as defined in ERISA and the regulations promulgated thereunder and no Reportable Event has occurred with respect to any Pension Plan involving it; neither has the Pension Benefit Guaranty Corporation asserted that it has incurred any material liability in connection with any such pension plan nor has any lien attached nor any Person threatened to attach a lien on any of its property as a result of the failure of it or any of its Affiliates to comply with ERISA or regulations promulgated thereunder.

                  (n) SOLVENCY. The transactions contemplated by this Participation Agreement and the other Operative Documents have not been entered into by it in contemplation of its insolvency nor have such transactions been entered into with the intent to hinder, delay or defraud its equity holders or its creditors.

                  (o) DISCLOSURE. Neither this Participation Agreement nor any of the other Operative Documents, nor any certificate or other document furnished to any other party hereto by it or on its behalf pursuant to any Operative Document contains, or will contain, as of its date, any untrue statement of a material fact or omits to state or will omit to state, as of its date, a material fact necessary in order to make the statements contained herein and therein not misleading. There are no facts known to it which, individually or in the aggregate, materially adversely affect, or could reasonably be expected to materially adversely affect, the condition, business or affairs of the Lessee and its Subsidiaries or their respective properties and assets, taken as a whole, which have not been disclosed herein or in written materials delivered to any other party hereto in connection with the negotiation of the Operative Documents.

                  (p) TITLE TO COLLATERAL. It owns good and marketable title to all collateral pledged as security for its obligations in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents free and clear of all liens and encumbrances, except as disclosed in writing to the Credit Bank, the Lessor and the Issuer.

                  (q) OTHER OBLIGATIONS. It is not a party to or bound by any agreement, contract, instrument or understanding or commitment of any kind or subject to any corporate or other restriction, the performance or observance of which by it now or, as far it can reasonably foresee, will have a Material Adverse Effect, financial or otherwise, upon the assets or business of the Lessee and its Subsidiaries taken as a whole; and neither it nor any other person or party to a contract or agreement material to its financial condition or operations, taken as a whole, is in default under any such contract or agreement, and no event has occurred which, but for the giving of notice or the passage of time, or both, would constitute a default thereunder.

                  (r) FINANCIAL STATEMENTS. The consolidated financial statements of the Lessee and its Subsidiaries for the period most recently ended before the Closing Date, heretofore furnished to the Credit Bank, are true and complete, have been prepared in accordance with GAAP, omit no material contingent liabilities of any kind that are not disclosed or otherwise reflected therein, and fairly present in all material respects the consolidated financial condition of the Lessee and its Subsidiaries as of the date thereof and the results of their operations for the period then ended. Since the date thereof, there has been no material adverse change in the financial condition, properties or businesses of the Lessee and its Subsidiaries which has not been disclosed in writing by the Lessee to the Credit Bank, the Lessor and the Issuer.

                  (s) QUALIFICATION OF REPRESENTATIONS. Notwithstanding any other provision of this SECTION 4.1 to the contrary, the representations of the Lessee set forth in this Section are qualified by the conditions that (i) all representations (including, without limitation, the representations set forth in SECTION 4.1(h) above) are made and given to the best of knowledge of the Lessee, (ii) where a representation involves compliance by the Lessee with an Applicable Law or an Environmental Law such representation is deemed to be as to compliance by the Lessee in all material respects with any such law and (iii) where a representation involves conduct on the part of the Lessee that does not violate an Applicable Law or an Environmental Law, such representation is deemed to exclude any non-material violations of any such law.

         SECTION 4.2 REPRESENTATIONS AND COVENANTS OF LESSOR. Effective as of the date of execution hereof, as of the Closing Date, the Lessor represents and warrants to and covenants with the Credit Bank, the Issuer and the Lessee as follows:

                  (a) DUE ORGANIZATION; LIMITED PURPOSE. Lessor is a limited partnership duly organized and validly existing in good standing under the laws of the State of Ohio; is duly qualified to conduct business in, and is in good standing under the laws of, each state where such qualification, good standing and authority is or will be required in connection with the performance of its duties under the Operative Documents; and has full power, authority and legal right to execute, deliver and perform its obligations under this Participation Agreement and each other Operative Document to which it is or will be a party. The Lessor further represents, covenants and warrants that (i) the Lessor has been organized and exists for the sole purpose of, and will not engage in any business or other activity except as necessary in connection with, the Lessor's acquiring and owning the Leased Property and taking the actions contemplated on Lessor's part under the Operative Documents and (ii) except for obligations and indebtedness of Lessor represented by and set forth in the Operative Documents and except for obligations or indebtedness of Lessor arising directly or indirectly from failure of the Lessee or the Guarantor to discharge their respective obligations under the Operative Documents, the Lessor (whether as trustee or in its individual capacity) will not create, incur, suffer to be created or incurred, or guarantee any obligation or indebtedness relating to, or encumbering, the Leased Property.

                  (b) DUE AUTHORIZATION; ENFORCEABILITY, ETC. The Participation Agreement and each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                  (c) NO CONFLICT. The execution and delivery by the Lessor of this Participation Agreement and each other Operative Document to which the Lessor is or will be a party are not or will not, and the performance by the Lessor of its obligations under each do not and will not, violate its certificate of incorporation or by-laws, do not and will not contravene any Applicable Law and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of the Lessor, and Lessor possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

                  (d) LITIGATION. There are no pending or threatened actions or proceedings against Lessor before any court, arbitrator or administrative agency that would have a material adverse effect upon the ability of Lessor to perform its obligations under this Participation Agreement or any other Operative Documents to which it is or will be a party.

                  (e) LESSOR LIENS. No Lessor Liens or other Liens created by acts or omissions of Lessor (whether as trustee or in its individual capacity) (other than Liens created by the Operative Documents) exist on the Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by Lessor of this Participation Agreement or any other Operative Document to which it is or will be a party will not subject the Leased Property, or any portion thereof, to any Lessor Liens or other Liens created by Lessor (other than by the Operative Documents). Except for Liens against the Leased Property created by the Operative Documents, Permitted Liens (other than Lessor Liens), Liens (including Lessor Liens) arising directly or indirectly from the Lessee's failure to discharge the Lessee's obligations under the Operative Documents, the Lessor further represents and warrants that it will not create, suffer to be created or permit any Liens on the Leased Property.

                  (f) EMPLOYEE BENEFIT PLANS. The Lessor is not and will not be making its Contribution hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code).

                  (g) GOVERNMENTAL REGULATION. The Lessor is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (h) USE OF PROCEEDS; MARGIN REGULATIONS. To the best of the Lessor's knowledge, no part of the proceeds of the Borrower Promissory Note will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Lessor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).

                  (i) PAYMENT OF TAXES AND CLAIMS. The Lessor will cause to be filed on its behalf, all tax returns required to be filed in any jurisdiction and pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Lessor, provided that the Lessor need not pay any such tax or assessment or claims if
(i) the amount, applicability or validity thereof is contested by the Lessor, or any Person on its behalf, on a timely basis in good faith and in appropriate proceedings or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect on the Lessee's ability to perform its obligations or exercise its rights under the Operative Documents.

                  (j) MAINTENANCE OF PROPERTIES. The Lessor will use reasonable efforts to enforce the obligation of the Lessee under the Lease to maintain and keep, or cause to be maintained and kept, the Leased Property in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times.

                  (k) SINGLE PURPOSE ENTITY/SEPARATENESS. Without the written consent of the Credit Bank and the Lessee (provided that the consent of the Credit Bank shall not be required after the Letter of Credit has terminated in accordance with its terms and all Letter of Credit Liabilities have been satisfied), except as shall be necessary or appropriate to perform its obligations under the Operative Documents:

                           (i)     Lessor will not own any asset or property
other than (A) the Leased Property, and (B) incidental personal property necessary for the ownership or operation of the Leased Property and performance of its obligations under the Operative Documents.

                           (ii)    Lessor will not engage in any business other
than the ownership, management and operation of the Leased Property pursuant to the Operative Documents and any activity incidental or related thereto.

                           (iii)   Lessor  will not enter into any  contract  or
agreement with any affiliate of the Lessor, any constituent partner or member ("constituent party") of Lessor, or any affiliate of any constituent partner or member, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

                           (iv)    Lessor will not incur any  indebtedness,
secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the Loan, (ii) the Letter of Credit Liabilities, and (iii) trade and operational debt incurred in the ordinary course of business with trade creditors in amounts as are normal and reasonable under the circumstances.

                           (v)     Lessor  will not make any  loans or  advances
to any third party (including any affiliate or constituent party, or any affiliate of any constituent party), and shall not acquire obligations or securities of its affiliates or any constituent party.

                           (vi)    Lessor shall remain solvent and pay its debts
and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                           (vii)   Lessor will do all things reasonably
necessary to observe organizational formalities and preserve its existence, and Lessor will not, nor will Lessor permit any constituent party to amend, modify or otherwise change the partnership certificate, the partnership agreement, articles of incorporation and bylaws, trust or other organizational documents of Lessor or such constituent party.

                           (viii)  Lessor will maintain all of its books,
records, financial statements and bank accounts separate from those of its affiliates and any constituent party and Lessor will file its own tax returns. Lessor shall maintain its books, records, resolutions and agreements as official records.

                           (ix)    Lessor  will be, and at all times will hold
itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of Lessor or any constituent party of Lessor), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name, shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks, except that nothing herein shall prevent Lessor from engaging a manager, agent or contractor to perform services on behalf of Lessor in such manager's, agent's or contractor's name.

                           (x)     Neither  Lessor nor any  constituent  party
will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Lessor.

                           (xi)    Lessor will not commingle the funds and other
assets of Lessor with those of any affiliate or constituent party, or any affiliate of any constituent party, or any other Person.

                           (xii)   Lessor  will  maintain its assets in such a
manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party or any affiliate of any constituent party, or any other Person.

                           (xii)   Lessor   will  not  hold  itself  out  to  be
responsible for the debts or obligations of any other Person.

         SECTION 4.3 COVENANT OF THE CREDIT BANK. Upon payment by Lessee to the Credit Bank of the purchase price for the related Properties pursuant to
ARTICLE XV of the Lease, the Credit Bank will release the lien of the Operative Documents against the related Property.

         SECTION 4.4 TAX TREATMENT. (a) The parties hereto agree that it is the Lessor's and Lessee's intention that for Federal, state and local income Tax purposes (i) the Lease be treated as the repayment and security provisions of a loan to the Lessee, all rights to the principal and interest of which have been assigned by the Lessor to the Credit Bank, (ii) the Lessee be treated as the legal and beneficial owners entitled to any and all benefits of ownership of the related Properties or any part thereof and (iii) all payments of Basic Rent and Lease Balance, respectively, during the Lease Term be treated as payments of interest and principal, as the case may be, under the Borrower Promissory Note.

                  (b) The Lessee agrees that neither it nor any member of any affiliated group of which it is or may become a member (whether or not consolidated or combined returns are filed for such affiliated group for Federal, state or local income Tax purposes) will at any time take any action, directly or indirectly, or file any return or other document inconsistent with the intended income Tax treatment set forth in SECTION 4.4(a) hereof, and agrees that it and any such Affiliates will file such returns, maintain such records, take such actions and execute such documents as may be appropriate to facilitate the realization of such intended income Tax treatment.

                  (c) The Lessor agrees that, except to the extent required by law, neither it nor any member of any affiliated group of which it is or may become a member (whether or not consolidated or combined returns are filed for such affiliated group for Federal, state or local income Tax purposes) will at any time take any action, directly or indirectly, or file any return or other document claiming, or asserting that it is entitled to the income Tax benefits, deductions and/or credits which, pursuant to the intended income Tax treatment set forth in SECTION 4.4 (a) hereof, would otherwise be claimed or claimable by the Lessee, and that it and any such Affiliates will at the expense of the Lessee file such returns, maintain such records, take such actions, and execute such documents (as reasonably requested by the Lessee from time to time) as may be appropriate to facilitate the realization of, and as shall be consistent with, such intended income Tax treatment, other than engaging in any contest of such treatment with any taxing authority, and if any such filing, maintenance, action or execution requested by the Lessee would result in any additional income Tax liability or expense payable by the Lessor or any Affiliate, or could reasonably be expected to result in liability or expense payable by it or any Affiliate, then the Lessee will provide an indemnity against such income Tax liability or other liability satisfactory to the Lessor or the Credit Bank, as the case may be, in the Lessor's or the Credit Bank's sole opinion, as the case may be.

         SECTION 4.5 REPRESENTATIONS AND COVENANTS OF ISSUER. Effective as of the date of execution hereof and as of the Closing Date, the Issuer represents and warrants to and covenants with the Credit Bank, the Lessor and the Lessee as follows:

                  (a) DUE ORGANIZATION. Issuer is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware; is duly qualified to conduct business in, and is in good standing under the laws of, each state where such qualification, good standing and authority is or will be required in connection with the performance of its duties under the Operative Documents; and has full power, authority and legal right to execute, deliver and perform its obligations under this Participation Agreement and each other Operative Document to which it is or will be a party.

                  (b) DUE AUTHORIZATION; ENFORCEABILITY, ETC. The Participation Agreement and each other Operative Document to which the
Issuer is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Issuer and are, or upon execution and delivery will be, legal, valid and binding obligations of the Issuer enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

                  (c) NO CONFLICT. The execution and delivery by the Issuer of this Participation Agreement and each other Operative Document to which the Issuer is or will be a party are not or will not, and the performance by the Issuer of its obligations under each do not and will not, violate its certificate of incorporation or by-laws, do not and will not contravene any Applicable Law and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of the Issuer, and Issuer possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

                  (d) NO LITIGATION. There are no pending or threatened actions or proceedings against Issuer before any court, arbitrator or administrative agency that would have a material adverse effect upon the ability of Issuer to perform its obligations under this Participation Agreement or any other Operative Documents to which it is or will be a party.

                  (e) SEPARATENESS COVENANTS OF THE ISSUER. Without the written consent of the Credit Bank (provided that the consent of the Credit Bank shall not be required after the Letter of Credit has terminated in accordance with its terms and all Letter of Credit Liabilities have been satisfied), except as shall be necessary or appropriate to issue and sell notes of any series pursuant to the Note Indenture, lend the proceeds thereof to borrowers, and exercise its rights and perform its obligations under the Note Indenture:

                           (i)      The Issuer  will not own any asset or
property other than (A) the Loan, the Borrower Promissory Note, loans of the proceeds from the sale of its notes of other series issued under the Note Indenture and promissory notes or other instruments evidencing such loans, and interests in moneys and funds pledged and granted to the Note Trustee pursuant to the Note Indenture, and (B) incidental personal property necessary for the performance of its duties and the exercise of its rights under the Note
Indenture and in connection with transactions undertaken as contemplated thereby.

                           (ii)     The Issuer  will not engage in any  business
other than the business of issuing and selling its notes of any series issued pursuant to the Note Indenture, arranging for letters of credit for the security of any series notes, the lending of the proceeds of the sale of the notes of any series, the management and servicing of such loans and notes, and any activity incidental or related to any of the foregoing.

                           (iii)    The Issuer will not enter into any contract
or agreement with any affiliate of the Issuer, any stockholder of the Issuer, or any affiliate of any stockholder, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

                           (iv)     The Issuer will not incur any indebtedness,
secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (i) the notes of any series issued pursuant to the Indenture and (ii) trade and operational debt incurred in the ordinary course of business with trade creditors in amounts as are normal and reasonable under the circumstances.

                           (v)      The Issuer  will not make any loans or
advances to any third party (including any affiliate or constituent party, or any affiliate of any constituent party), and shall not acquire obligations or securities of its affiliates or any constituent party.

                           (vi)     The Issuer  shall  remain  solvent and pay
its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due.

                           (vii)    The Issuer  will do all things  reasonably
necessary to observe organizational formalities and preserve its existence, and the Issuer will not, nor will the Issuer permit any stockholder to, amend, modify or otherwise change its certificate of incorporation and by-laws in a manner which would alter its permitted purpose and activities.

                           (viii)   The Issuer  will  maintain all of its books,
records, financial statements and bank accounts separate from those of its affiliates and any constituent party and the Issuer will file its own tax returns. The Issuer shall maintain its books, records, resolutions and agreements as official records.

                           (ix)     The  Issuer  will be,  and at all times will
hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate of the Issuer or any stockholder of Issuer), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name (unless in the opinion of counsel to the Issuer it would be illegal to do so, in which case it may do business under such assumed name as it legally qualifies to do business under), shall not identify itself or any of its affiliates as a division or part of the other and shall maintain and utilize separate stationery, invoices and checks, except that nothing herein shall prevent the Issuer from engaging a manager, agent or contractor to perform services on behalf of Issuer in such manager's, agent's or contractor's name.

                           (x)      Neither  the Issuer  nor any  stockholder of
the Issuer will seek the dissolution, winding up, liquidation, consolidation or merger in whole or in part, of the Issuer.

                           (xi)     The Issuer will not  commingle the funds and
other assets of the Issuer with those of any affiliate or stockholder, or any affiliate of any stockholder, or any other Person.

                           (xii)    The Issuer will  maintain its assets in such
a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party or any affiliate of any constituent party, or any other Person.

                           (xii)    The Issuer will not hold itself out to be
responsible for the debts or obligations of any other Person.

                                    SECTION 5
                             COVENANTS OF THE LESSEE

         SECTION 5.1 QUALIFICATION AS TO CORPORATE STATUS. The Lessee shall remain a validly existing corporation organized under the laws of its state of incorporation and shall qualify and remain qualified to do business in each State in which the Property is located.

         SECTION 5.2 FURTHER ASSURANCES. Upon the written request of the Lessor, the Issuer or the Credit Bank, the Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents to be signed by the Lessee and recorded or filed at such places and times in such manner as may be necessary or requested by the Lessor or the Credit Bank, to preserve, protect and perfect the interest of the Lessor and the Credit Bank in the Leased Property as contemplated by the Operative Documents.

         SECTION 5.3    REPORTING.


               (a) FINANCIAL STATEMENTS. The Lessee shall deliver or cause to be delivered to the Lessor and the Credit Bank:

                  (i) As soon as practicable, and in any event within forty-five (45) days after the close of each of the first three quarterly accounting periods in each Fiscal Year, the consolidated balance sheet of the Lessee and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the current Fiscal Year ended with the last day of such quarterly period, and setting forth comparative consolidated figures for the related period in the prior Fiscal Year, which financial statements shall be certified by a duly authorized officer of the Lessee that they fairly present in all material respects the consolidated financial condition of the Lessee and its Subsidiaries as at the dates indicated, subject to changes resulting from audit and normal year-end adjustments;

                  (ii) As soon as practicable, and in any event within one hundred twenty (120) days after the end of each Fiscal Year, consolidated balance sheets of the Lessee and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of earnings, shareholders' equity and changes in cash-flows of the Lessee and its Subsidiaries for such Fiscal Year, setting forth in comparative form the consolidated figures for the Lessee and its Subsidiaries for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of Price Waterhouse Coopers or other independent public accountants of recognized national standing selected by the Lessee which report shall be unqualified as to the scope of audit and as to the status of the Lessee and its Subsidiaries as a going concern and shall state that such consolidated financial statements present fairly in all material respects the financial position of the Lessee and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP (or, in the event of a change in accounting principles, such accountants' concurrence with such change) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (iii) Together with each delivery of any financial statements pursuant to clauses (i) and (ii) of this subsection, an officer's certificate of the Lessee, executed by a duly authorized officer of the Lessee, stating (A) that the signer has instituted procedures for the review of the terms of this Participation Agreement and the principal Operative Documents and the review in reasonable detail of the transactions and conditions of the Lessee and its Subsidiaries taken as a whole during the accounting period covered by such financial statements, and that such review has not disclosed the existence, during or at the end of such accounting period, nor does the signer have knowledge of the existence as of the date of such officer's certificate, of any condition or event which constitutes an Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee has taken, is taking and proposes to take with respect thereto, (B) that, to the best of such officer's knowledge, the financial statements delivered pursuant to clause (i) of this subsection present fairly in all material respects the financial position of the Lessee and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP, and (C) that the Lessee is in compliance with each of the covenants contained in SECTION 5.5 hereof, and setting out in reasonable detail the data and calculations upon which the Officer bases such statement;

                  (iv) Promptly, and in any event within five (5) Business Days after an executive officer the Lessee obtains knowledge thereof, notice of (A) the occurrence of any event which constitutes an Event of Default which notice shall specify the nature thereof, the period of existence thereof and what action the Lessee proposes to take with respect thereto and (B) any litigation or governmental proceedings pending against the Lessee which, if determined adversely to the Lessee, would have a Material Adverse Effect on the Lessee's ability to perform under the Operative Documents; and

                  (v) With reasonable promptness, such information with respect to the financial condition of the Lessee or the Leased Property as from time to time may be reasonably requested by the Lessor or the Credit Bank; PROVIDED, HOWEVER, that the Lessor and the Credit Bank shall keep such information confidential, except in connection with enforcement or exercise of the Lessor's or the Credit Bank's rights under this Participation Agreement or otherwise available at law or in equity and PROVIDED, FURTHER, that the Lessor or the Credit Bank may disclose such information to the extent necessary to respond to inquiries of bank regulatory authorities or to comply with legal process or any other legal disclosure obligations, or to the extent such information has been made publicly available by parties other than the Lessor or the Credit Bank.

               (b) OTHER REPORTS. Promptly after the same are available to it, during any period in which the Lessee shall be or become a reporting company under the Securities Exchange Act, the Lessee shall deliver to the Lessor and the Credit Bank copies of the annual report of Lessee and each filing made by the Lessee or any Affiliate thereof with the SEC.

         SECTION 5.4    AFFIRMATIVE COVENANTS OF THE LESSEE.

         (a)  COMPLIANCE  WITH LAW. The Lessee will,  and will cause each of its
Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) PAYMENT OF TAXES AND CLAIMS. The Lessee will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Lessee or any Subsidiary, provided that neither the Lessee nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Lessee or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Lessee or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Lessee or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         (c) CORPORATE EXISTENCE. The Lessee will at all times preserve and keep in full force and effect its corporate existence. The Lessee will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Lessee or a Subsidiary) and all rights and franchises of the Lessee and its Subsidiaries unless, in the good faith judgment of the Lessee, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (d) MAINTENANCE OF PROPERTIES. The Lessee will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this SECTION 5.4(d) shall not prevent the Lessee or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Lessee has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         SECTION 5.5 FINANCIAL COVENANTS. The Lessee shall at all times comply with the agreements and covenants set forth in SCHEDULE I hereof.

                                    SECTION 6
                       TRANSFERS BY LESSOR AND CREDIT BANK

         SECTION 6.1 LESSOR TRANSFERS. The Lessor shall not assign, convey, encumber or otherwise transfer all or any portion of its right, title or interest in, to or under the Leased Property or the Lease (except pursuant to any Mortgage, the Assignment of Lease and Rents or pursuant to ARTICLE XV of the Lease) or any of the Operative Documents without obtaining the prior written consent of the Credit Bank and the Lessee.

         SECTION 6.2 LESSOR AND THE CREDIT BANK TRANSFERS. Except pursuant to an Event of Default, or to the extent provided herein or by the Reimbursement Agreement, neither the Lessor nor the Credit Bank shall assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any of the Operative Documents without the prior written consent of the Lessee and the Lessor (such consent not to be unreasonably withheld); PROVIDED, HOWEVER, that, subject to the limitations set forth in SECTION 6.04 of the Reimbursement Agreement, without the prior written consent of or notice to the Lessor or the Lessee, the Credit Bank may sell participating interests in the Letter of Credit and the Reimbursement Agreement, and the other Operative
Documents in which it has an interest, to such banks, and other financial institutions as the Credit Bank shall, in its sole discretion, determine.

                                    SECTION 7
                                 INDEMNIFICATION

         SECTION 7.1 GENERAL INDEMNIFICATION. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims by any third-party that may be imposed on, incurred by or asserted against such Indemnitee, whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person (except to the extent such claim is covered by the insurance required by the Lease) and in any way relating to or arising out of:
              (i) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

              (ii)     the Land or any part thereof or interest therein;

              (iii)    the  purchase,   design,   construction,   preparation,
         installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer or title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the Lease), return or other disposition of all or any part or any interest in the Leased Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including without limitation (A) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (B) latent or other defects, whether or not discoverable, (C) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Leased Property, (D) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Lease which are in effect at any time with respect to the Leased Property or any part thereof, (E) any Claim for patent, trademark or copyright infringement and (F) Claims arising from any public improvements with respect to the Leased Property resulting in any change or special assessments being levied against the Leased Property or any Claim for utility "tap-in" fees;

              (iv) the breach or alleged breach by the Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered under any Operative Document;

              (v) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement, or the authorization of any broker or financial adviser retained or employed by any other Person who or which acts on the Lessee's behalf, or the incurring of any fees or commissions to which Lessor, the Issuer or the Credit Bank might be subjected by virtue of their entering into the transactions contemplated by this Participation Agreement;

              (vi) the existence of any Lien on or with respect to the Leased Property, any Basic Rent or Supplemental Rent, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of or title to or interest of any Person in the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Alterations constructed by the Lessee, except in all cases the Liens listed as items (i) and (ii) in the definition of Permitted Liens; or

              (vii)    [omitted];

PROVIDED, HOWEVER, that the Lessee shall not be required to indemnify any Indemnitee under this Section for (x) any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee (provided that the exception set forth in this clause (x) shall not apply to Lessor Indemnitees, which the Lessee shall, in any event, be obligated to indemnify, except as provided in SECTION 18.12 of the Lease), (y) any Claim resulting from Lessor Liens which Lessor is responsible for discharging under the Operative Documents or (z) any Claim which occurs or arises out of a time when the Lessee was not an owner, lessee or otherwise using or in possession of the Leased Property or any part thereof. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

         SECTION 7.2 ENVIRONMENTAL INDEMNITY. Without limitation of SECTION 7.1, the Lessee agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all Claims (including without limitation third party Claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Leased Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of:

              (i) the presence on or under the Land of any Hazardous Materials, or any release or discharges of any Hazardous Materials on, under, from or onto the Land;

              (ii)     any   activity,    including,    without    limitation,
         construction, carried on or undertaken on or off the Land, and whether by the Lessee, or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee, or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Land;

              (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

              (iv)     any   claim   concerning   lack  of   compliance   with
         Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records; or

              (v) any residual contamination on or under the Land, or affecting any natural resources, and any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case arising or occurring (y) prior to or during the Lease Term or (z) at any time during which the Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses the Leased Property or any portion thereof; PROVIDED, HOWEVER, that the Lessee shall not be required to indemnify any Indemnitee under this Section for any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee (except that the exception set forth in the immediately preceding PROVISO shall not apply to Lessor Indemnitees, which the Lessee shall, in any event, be obligated to indemnify, except as provided in SECTION 18.12 of the Lease). It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

         SECTION 7.3 PROCEEDINGS IN RESPECT OF CLAIMS. The obligations and liabilities of the Lessee with respect to any Claims for which, if valid, the Lessee is obligated to provide indemnification pursuant to the provisions of
SECTION 7.1 and SECTION 7.2 ("Indemnified Claims"), shall be subject to the following terms and conditions:

              (a) Whenever an Indemnitee shall have received notice that an Indemnified Claim has been asserted or threatened against such Indemnitee, the Indemnitee shall promptly notify the Lessee of such Claim, together with supporting facts and data within the possession or knowledge of the Indemnitee related thereto, provided that the failure to deliver such notice shall not relieve the Lessee of its indemnification obligations hereunder except to the extent that such failure prejudices the Lessee. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of SECTION 7.1 or 7.2, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

              (b)      The Lessee  shall  defend,  at the expense of the Lessee,
such Indemnified Claim with counsel of the Lessee's choice reasonably satisfactory to the Indemnitee, PROVIDED, HOWEVER, that if an Event of Default has occurred and is continuing, the Indemnitee shall have the right, upon notice to the Lessee and at the expense of the Lessee, to undertake the defense of such Claim during the continuance of such Event of Default. The Indemnitee shall promptly notify the Lessee of any compromise or settlement proposal with respect to any such Claim and shall not unreasonably refuse to accept any such proposal if the same is acceptable to the Lessee. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Lessee in accordance with the foregoing. Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under SECTION 7.1 or 7.2 without the prior written consent of the affected Indemnitee, which consent shall not be unreasonably withheld. The Lessee and each Indemnitee are and shall be bound to cooperate with each other in good faith in connection with the defense of any such action, suit or proceeding in providing any information and bear witness or give testimony which may be requested by counsel for any of such parties.

              (c) Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under SECTION 7.1 or 7.2 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld (it being agreed that it will not be unreasonable for Lessee to withhold consent if such compromise or settlement adversely affects a material right or property interest of Lessee, including, without limitation, the Lessee's use, title or possession of the Leased Property), unless such Indemnitee waives its right to be indemnified under SECTION 7.1 or 7.2 with respect to such Claim, PROVIDED that no Indemnitee shall enter into any settlement which would adversely affect the Lessee's use, title to or possession of the Leased Property without the Lessee's prior written consent.

              (d)      Upon  payment in full of any Claim by Lessee pursuant  to
SECTION 7.1 or 7.2 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense) including claims (subject to the provisions of this SECTION 7 and SECTION 18.12 of the Lease) against another Indemnitee and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such Claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such Claims.

              (e)      Any amount  payable to an  Indemnitee pursuant to SECTION
7.1 or 7.2 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, and if requested by Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to Lessee and the Indemnitee at the expense of Lessee.

              (f) If Lessee fails to assume the defense of an Indemnified Claim within a reasonable time (and in any event not more than 30 days) after receipt of notice thereof from the Indemnitee, the Indemnitee will (upon delivering notice to such effect to Lessee) have the right to undertake, at Lessee's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Lessee, subject to the right of the Lessee (PROVIDED no Event of Default shall have occurred and remained outstanding) to assume the defense of such Claim at any time prior to the settlement, compromise or final determination thereof, and PROVIDED HOWEVER, that the Indemnitee shall not enter into any such compromise or settlement without the written consent of the Lessee, which shall not be unreasonably withheld, as aforesaid, and PROVIDED FURTHER that no Indemnitee shall enter into any such settlement which would adversely affect the Lessee's use, title to or possession of the Leased Property without the Lessee's prior written consent. In the event the Indemnitee assumes the defense of any such Claim, the Indemnitee will cooperate with the Lessee in keeping the Lessee reasonably informed of the progress of any such defense, compromise or settlement.

              (g) Nothing contained in this SECTION 7.3 shall be deemed to expand the obligation of the Lessee to defend or be responsible for indemnification of the Indemnitees with respect to any Claim beyond the specific indemnification obligations set forth in SECTIONS 7.1, 7.2, 7.4, or elsewhere in the Operative Documents.

         SECTION 7.4   GENERAL TAX INDEMNITY.

              (a) Except as otherwise provided in this Section, the Lessee shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and

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

individually as a "Tax" (for the purposes of this Section, the definition of "Taxes" excludes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of
Section 406 or 407 of ERISA or Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, the Lessee, the Leased Property or any portion thereof or the Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of the Leased Property or the imposition of any Lien, other than a Lessor Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien, other than a Lessor Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) the Leased Property, the Land or any part thereof or any interest therein, (iv) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto and (v) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

              (b)      SECTION 7.4(a) shall not apply to:

                       (i) Taxes on, based on, or measured by or with respect to, net income of Lessor, the Holders, the Issuer or the Credit Bank (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, (B) withholding Taxes imposed by the United States or any state (1) on payments with respect to the Letter of Credit Liabilities or the Borrower Promissory Note, to the extent imposed by reason of a change in Applicable Law occurring after the Closing Date or (2) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Letter of Credit Liabilities or the Borrower Promissory Note and (C) any increase in any franchise taxes based on or otherwise measured by net income, estate, inheritance, transfer, income tax or gross income or gross receipts tax in lieu of net income over the term of the Lease, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase or decrease would not have occurred if on the Closing Date Lessor had advanced funds to Lessee in the form of a loan secured by the Leased Property in an amount equal to the Loan, with debt service for such loan equal to the portion of the Basic Rent attributable to the Loan payable on each Rent Payment Date and a principal balance at the maturity of such loan in an amount equal to the Loan at the end of the Lease Term;

                       (ii) Taxes on, based on, or in the nature of or measured by, Taxes on doing business, business privilege, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase or decrease would not have occurred if on the Closing Date Lessor had advanced funds to the Lessee in the form of a loan secured by the Leased Property in an

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

         amount equal to the principal amount of the Borrower Promissory Note plus the Contribution, with debt service for such loan equal to the portion of the Basic Rent attributable to the Letter of Credit Liabilities and the Borrower Promissory Note and the Contribution Return payable on each Rent Payment Date and a principal balance at the maturity of such loan in an amount equal to the Lease Balance at the end of the Lease Term or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes;

                       (iii) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term with respect to the Leased Property and, if the Leased Property is required to be returned to Lessor in accordance with the Lease, such return and (B) the discharge in full of the Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to the Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

                       (iv) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Tax Indemnitee or any related Tax Indemnitee of any interest in the Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents (including a sale of an interest in the Borrower Promissory Note) or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any part of any Property by the Lessee shall not be treated as a voluntary action of any Tax Indemnitee, (B) any sale or transfer resulting from the exercise by the Lessee of any termination option, any purchase option or sale option,
         (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease and (D) any sale or transfer resulting from Lessor's exercise of remedies under the Lease;

                       (v) any Tax which is being contested in accordance with the provisions of SECTION 7.4(c), during the pendency of such contest;

                       (vi) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence on the part of Lessor or the incorporators, stockholders, directors, officers, employees and agents of Lessor or gross negligence or willful misconduct imputed to Lessor, the Holders, the Issuer or the Credit Bank solely by reason of their respective interests in the Leased Property);

                       (vii) any Tax that results from a Tax Indemnitee engaging, with respect to the Leased Property, in transactions other than those permitted by the Operative Documents; or

                       (viii) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return that it is required to file in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where Lessee did not give timely notice to Lessor (and Lessor otherwise had no actual knowledge) of such filing requirement that would have permitted a proper and timely filing of such return or (B) results from the failure of Lessee to supply information necessary for the proper and timely filing of such return that was not in the possession of Lessor.

              (c) If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to this Section, or if any Tax Indemnitee shall determine that any Taxes as to which the Lessee may have an indemnity obligation pursuant to this Section may be payable, such Tax Indemnitee shall promptly notify Lessee. Lessee shall be entitled, at its expense, to participate in and to the extent that Lessee desires to, assume and control the defense thereof; provided, however, that Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of Lessee, on behalf of Lessee) if and to the extent that (A) an Event of Default has occurred and is continuing,
(B) such action, suit or proceeding involves matters which are unrelated to the transactions contemplated by the Operative Documents and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by Lessee or (C) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by Lessee and reasonably satisfactory to the Tax Indemnitee stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful; provided, however, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Lessee in accordance with the foregoing. Each Tax Indemnitee shall at Lessee's expense supply Lessee with such information and documents reasonably requested by Lessee as are necessary or advisable for Lessee to participate in any action, suit or proceeding to the extent permitted by this Section. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section without the prior written consent of Lessee, which consent shall not be unreasonably withheld (it being agreed that it will not be unreasonable for Lessee to withhold consent if such compromise or settlement would adversely affect material rights or property interests of Lessee, including, without limitation, the Lessee's use, title or possession of the Leased Property), unless such Tax Indemnitee waives its right to be indemnified under this Section with respect to such Claim, provided the settlement would not adversely affect material rights or property interests of Lessee, including, without limitation, the Lessee's use, title or possession of the Leased Property. Notwithstanding anything contained herein to the contrary, (i) a Tax Indemnitee will not be required to contest (and Lessee shall not be permitted to contest) a Claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section with respect to such Claim (and any related Claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (ii) no Tax Indemnitee shall be required to contest any Claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of Lessee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

              (d) If (i) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by Lessee pursuant to this Section or (ii) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by Lessee pursuant to this Section, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section, which reduction in Taxes was not taken into account in computing such payment by the Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to Lessee the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or an amount equal to such reduction in Taxes, as the case may be; provided, however, that no such payment shall be made so long as an Event of Default shall have occurred and be continuing; and provided, further, that the amount payable to the Lessee by any Tax Indemnitee pursuant to this subsection shall not at any time exceed the aggregate amount of all indemnity payments made by the Lessee under this Section to such Tax Indemnitee and all related Tax Indemnitees with respect to the Taxes which gave rise to a credit or refund or with respect to the Tax which gave rise to a reduction in Taxes less the amount of all prior payments made to Lessee by such Tax Indemnitee and related Tax Indemnitees under this Section. Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this Section and to maximize the amount of any Tax savings available to it or them. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this subsection shall be treated as a Tax for which the Lessee is obligated to indemnify such Tax Indemnitee hereunder.

              (e) Any Tax indemnifiable under this Section shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to this Section shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to this Section shall be made directly to the Tax Indemnitee entitled thereto or to the Lessee, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its Address as set forth in this Participation Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

              (f) If the Lessee knows of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section, the Lessee shall, if permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Property in the Lessee except to the extent contrary to financial reporting requirements); provided, however, that if the Lessee is not permitted by Applicable Law or does not have access to the information required to file any such report, return or statement, the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is reasonably available to the Lessee.

              (g) At the Lessee's request, the amount of any indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section shall be verified and certified by an independent public accounting firm selected by Lessee and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in Lessee's favor of 5% or more, the costs of such verification shall be borne by Lessee. In no event shall Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification; provided, however, that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Participation Agreement and that matters of interpretation of this Participation Agreement are not within the scope of the independent accounting firm's responsibilities.

         SECTION 7.5   [Reserved]

         SECTION 7.6 END OF TERM INDEMNITY. In the event that at the end of the Lease Term (i) Lessor elects the option to reject a third party offer to purchase a Property as set forth in SECTION 15.6(xi) of the Lease and (ii) after Lessor receives the sales proceeds from the Leased Property under SECTION 15.6 or 15.7 of the Lease together with Lessee's payment of the Recourse Deficiency Amount, Lessor shall not have received the entire Lease Balance, then Lessor, the Credit Bank or the Holders may obtain, at the sole cost and expense of the Lessee, an appraisal report from the Appraiser (or if the Appraiser is not available, another appraiser reasonably satisfactory to Lessor, the Credit Bank or the Holders, as the case may be) in form and substance satisfactory to Lessor, the Credit Bank and the Holders to establish the reason for any decline in value of the Leased Property from that anticipated for such date in the appraisal delivered on the Closing Date. The Lessee shall promptly reimburse Lessor for the amount equal to such decline in value to the extent that the appraisal report delivered pursuant to the preceding sentence concludes that such decline was due to (i) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace the Leased Property or any part thereof in a manner consistent with reasonable preservation of its value, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the reasonable power of the Lessee to control or effect, in any such case resulting in the Improvement failing to be in the same condition as on the Closing Date (excepting in each case ordinary wear and tear), (ii) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the Lessee, (iii) any restoration or rebuilding carried out by the Lessee or any condemnation of any portion of the Leased Property pursuant to ARTICLE XI of the Lease (after taking into account any Award in respect thereof) or (iv) any use of the Leased Property or any part thereof by the Lessee other than as permitted pursuant to ARTICLE VIII of the Lease. The parties hereto acknowledge and agree that the obligation imposed upon the Lessee under this Section arises from a higher standard of maintenance of the Leased Property than that required under ARTICLE VII of the Lease and is applicable whether or not the Lessee has failed to comply with any such other obligations under the Operative Documents.

         SECTION 7.7   INCREASED COSTS, ETC.

              (a) CHANGES; LEGAL RESTRICTIONS. In the event that after the date hereof (i) the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a court or Governmental Authority or any change in the interpretation or application thereof by a court or Governmental Authority or (ii) compliance by the Issuer or the Credit Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority:

              (A) does or will subject the Issuer or the Credit Bank to any tax, duty or other charge of any kind which the Credit Bank determines to be applicable to the Letter of Credit, any of the other Operative Documents or the Letter of Credit Liabilities or the Borrower Promissory Note or any change in the basis of taxation of payments to the Credit Bank of principal, interest, invested amount, yield, fees or any other amount payable hereunder or under the Operative Documents, except for taxes imposed on or measured by the overall net income of the Issuer or the Credit Bank; or

              (B) does or will impose, modify, or hold applicable, in the determination of the Issuer or the Credit Bank, any reserve, special deposit, liquidity ratio, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, commitments made, or other credit extended by, or any other acquisition of funds by, the Issuer or the Credit Bank;

and the result of any of the foregoing is to increase the cost to the Issuer or the Credit Bank of making, renewing or maintaining the Loan or the Letter of Credit or to reduce any amount receivable under the Borrower Promissory Note or the Reimbursement Agreement, and the Issuer or the Credit Bank gives the Lessee notice of any of the foregoing and the approximate amount of such cost increase within 120 days after the calendar year in which such increased costs were incurred by the Issuer or the Credit Bank, then, in any such case, the Lessee shall promptly pay to the Issuer and the Credit Bank on an After-Tax Basis, within thirty (30) days after demand made in writing by the Issuer or the Credit Bank to the Lessee, such amount or amounts (based upon an allocation thereof by the Issuer or the Credit Bank, as the case may be, to the financing transactions contemplated by the Operative Documents that were so affected by this Section) as may be reasonably necessary to compensate the Issuer or the Credit Bank, as the case may be, for any such additional cost incurred or reduced amount received. The Issuer or the Credit Bank, as the case may be, shall deliver to the Lessee a written statement of the costs or reductions claimed and the basis therefor, and the

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

allocation made by the Issuer or the Credit Bank, as the case may be, of such costs and reductions shall be conclusive, absent demonstrable error.

              (b) CAPITAL ADEQUACY. Subject to the provisions of SECTION 8.12, if the the Credit Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Credit Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Credit Bank's capital, as the case may be, as a consequence of its obligations under the Letter of Credit, to a level below that which the Credit Bank could have achieved but for such adoption, change or compliance (taking into consideration the Credit Bank's policies with respect to capital adequacy), then from time to time, within thirty (30) days after demand made in writing by the Credit Bank to the Lessee, the Lessee shall pay to the Credit Bank such additional amount or amounts as will compensate the Credit Bank for such reduction. The Credit Bank, upon determining in good faith that any additional amounts will be payable pursuant to this subsection, will give prompt written notice thereof to the Lessee which notice shall show in reasonable detail the basis for calculation of such additional amounts. Such notice shall be conclusive absent demonstrable error.

         SECTION 7.8 EXCULPATION. Except for the Issuer's obligations to advance the Loan in accordance with the Operative Documents, neither the Issuer nor the Credit Bank has nor shall have any liability or obligation whatsoever or howsoever in connection with the acquisition, ownership or management of the Improvements, and neither the Issuer nor the Credit Bank is obligated to inspect the Improvements; nor is either the Issuer or the Credit Bank liable and under no circumstances whatsoever shall the Issuer or the Credit Bank be or become liable for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Improvements, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or non-performance of any obligation of the Lessor or the Lessee to the Issuer, the Credit Bank or to any other person, firm or entity without limitation; and nothing, including without limitation, any disbursement of proceeds of the Loan or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, on the Issuer's or the Credit Bank's part.

         SECTION 7.9 ROLE OF ISSUER AND THE CREDIT BANK. Any term or condition hereof or of any of the other Operative Documents to the contrary notwithstanding, neither the Issuer nor the Credit Bank shall have, and by their respective execution and acceptance of this Participation Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the Improvements or business and affairs of the Lessee and any term or condition hereof, or of any of the other Operative Documents, permitting the Issuer or the Credit Bank to disburse funds, whether from the proceeds of the Loan or otherwise, or to take or refrain from taking any action with respect to the Lessee or the Improvements shall be deemed to be solely for the benefit of the Issuer and the Credit Bank, as the case may be, and may not be relied upon by any other person. Further, neither the Issuer or the Credit
Bank  shall  have,  neither  of them  has  assumed,
and each of them by their respective execution and acceptance of this Participation Agreement hereby expressly disclaims, any liability or responsibility for the payment or performance of any indebtedness or obligation of the Lessee or the Lessor and no term or condition hereof, or of any of the other Operative Documents, shall be construed otherwise.

         SECTION 7.10 ISSUER'S AND THE CREDIT BANK'S BENEFITS. All conditions precedent to the obligation of Issuer to make the Loan, and the obligation of the Credit Bank to deliver the Letter of Credit, are imposed hereby solely for the benefit of Issuer and the Credit Bank, respectively. No party other than the Issuer and the Credit Bank may require satisfaction of any such condition precedent. No other party (including the Lessor) shall be entitled to assume that Issuer will refuse to advance the proceeds of the Loan, or that the Credit Bank will refuse to issue and deliver the Letter of Credit, in the absence of strict compliance with such conditions precedent. Any requirement of this Participation Agreement, and any requirement of the Reimbursement Agreement, may be waived by the Issuer or the Credit Bank, with respect to the making of the Loan or the delivery of the Letter of Credit, as the case may be, in whole or in part, at any time. Any requirement herein or in any other Operative Document of submission of evidence to Issuer or the Credit Bank of the existence or non-existence of a fact or condition shall be deemed, also, to be a requirement that the fact or condition shall exist or not exist, as the case may be, and without waiving any condition or obligation of the Lessee or the Lessor, the Issuer for itself and the Credit Bank for itself, may at all times independently establish to its respective satisfaction such existence or non-existence.

         SECTION 7.11 LESSOR'S BENEFITS. All conditions precedent to the obligation of Lessor to invest the Contribution are imposed hereby solely for the benefit of Lessor. No party other than the Lessor may require satisfaction of any such condition precedent. No party other than the Credit Bank shall be entitled to direct Lessor to refuse to make any Contribution in the absence of strict compliance with such conditions precedent. Any requirement of this Participation Agreement and any requirement of Operative Documents may be waived by Lessor, in whole or in part, at any time, subject to the Credit Bank's rights under the Assignment of Lease and Rents and the other Operative Documents. Any requirement herein or in any other Operative Document of submission of evidence to Lessor of the existence or non-existence of a fact shall be deemed, also, to be a requirement that the fact shall exist or not exist, as the case may be, and without waiving any condition or obligation of the Lessee, Lessor may at all times independently establish to its satisfaction such existence or non-existence.

                                    SECTION 8
                                  MISCELLANEOUS

         SECTION 8.1 SURVIVAL OF AGREEMENTS. The indemnities of the parties provided for in SECTION 7 of this Participation Agreement, shall survive the termination or expiration of this Participation Agreement and any of the other Operative Documents (including, without limitation, the termination of the Lease pursuant to SECTION 15.7 thereof in connection with the Lessee's payment of the Recourse Deficiency Amount), and any disposition of any interest of the Lessor or the Issuer in the Leased Property and shall be and continue in effect thereafter for the period of the applicable statute of limitations notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

         SECTION 8.2 NOTICES. Unless otherwise specified herein or in an applicable Operative Document, it shall, for purposes of this Participation Agreement and the other Operative Documents, be sufficient service or giving of any notice, request, complaint, demand, instruction or other instrument or document to any Person, if it is in writing to the Address set forth below. Any notice given by telecopy or facsimile transmission shall be deemed given when sent provided confirmed by a nationally recognized overnight courier service. Any notice given by mail shall be sent by registered or certified mail, return receipt requested and shall be deemed to have been given when so sent. Any notice sent by any party hereto under the Operative Documents shall also be sent to the other parties to this Participation Agreement. The parties hereto may designate, by notice given to each of the other parties, any further or different addresses than those set forth below to which subsequent notices shall be sent. For purposes of the Operative Documents (but subject to the preceding sentence), the Address of the Lessee, the Issuer, the Lessor and the Credit Bank is as follows:

         (i)      The Lessee:        ADESA Corporation
                                     Two Parkwood Crossing
                                     310 E. 96th Street
                                     Indianapolis, Indiana 46240
                                     Attention:
                                              William T. Stackhouse,
                                              Chief Financial Officer
                                              Facsimile:  (317) 815-0500
                                              Telephone:  (317) 815-3606
                                     and

                                              Karen C. Turner, Esq.,
                                              Vice President and General Counsel
                                              Facsimile:  (317) 815-0500
                                              Telephone:  (317) 815-1100

         (ii)     Issuer:            Cornerstone Funding Corporation I
                                     C/O Andrew Service Corporation
                                     Suite 1300
                                     41 South High Street
                                     Columbus, Ohio 43215
                                     Attention: Robert F. Gage, President
                                     Facsimile:  (614) 365-2499
                                                  -------------
                                     Telephone:  (614) 365-2766
                                                  -------------

         (iii)    Lessor:            Asset Holdings III, L.P.
                                     C/O Andrew Service Corporation
                                     Suite 1300
                                     41 South High Street
                                     Columbus, Ohio 43215
                                     Attention: Robert F. Gage, President
                                     Facsimile:  (614) 365-2499
                                                  -------------

                                     Telephone:  (614) 365-2766
                                                  -------------

         (iv)     Credit Bank:       SunTrust Bank
                                     10 West Market Street, 4th Floor
                                     Indianapolis, Indiana 46204
                                     Attention: Christopher A. Black, Director
                                     Facsimile:  (317) 464-5249
                                     Telephone: (317) 464-5248

         SECTION 8.3 COUNTERPARTS. This Participation Agreement may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this
Participation Agreement, (a) the signature pages taken from the separate individually executed counterparts of this Participation Agreement may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature for all purposes. All executed counterparts of this Participation Agreement shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

         SECTION 8.4 AMENDMENTS. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to any party thereto except with the prior written consent of such party thereto and, in all cases, the Issuer, the Credit Bank, and the Lessee. If and to the extent that this Participation Agreement, the Reimbursement Agreement, the Borrower Promissory Note, the Lease, the Assignment of Lease and Rents or the Mortgages constitutes an amendment, supplement, termination, waiver or other modification to any Operative Document, each of the parties hereto, by its execution of this Participation Agreement, shall be deemed to have given its written consent to such amendment supplement, termination, waiver or other modification.

         SECTION 8.5 HEADINGS, ETC. The Table of Contents and headings of the various Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 8.6 PARTIES IN INTEREST. Except as expressly provided herein, none of the provisions of this Participation Agreement is intended for the benefit of any Person except the parties hereto, their successors and their permitted assigns.

         SECTION 8.7 GOVERNING LAW. THIS PARTICIPATION AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 8.8 NO RECOURSE. No recourse shall be had for any claims under this Participation Agreement against any of the partners of the Lessor, Cornerstone Capital Corporation, or any of their Affiliates, or any of their respective organizers, incorporators, shareholders, officers, managers, members, partners or directors, past, present or future, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the acceptance hereof, expressly waived and released.

         SECTION 8.9   EXPENSES.

              (a)      EXPENSES OF LESSOR,  ISSUER,  NOTE  TRUSTEE OR THE CREDIT
BANK. The reasonable fees, expenses and disbursements (including reasonable counsel fees) of the Lessor, the Issuer, the Note Trustee and the Credit Bank incurred in connection with the preparation, issuance, delivery, filing and recording of this Agreement and the other Operative Documents and the Note Documents, and all such fees, expenses and disbursements incurred from and after the Closing Date (including all costs associated with the release and termination of the Operative Documents and the Note Documents in accordance with the terms thereof) shall be paid by the Lessee as Supplemental Rent upon demand therefor by the Lessor, the Issuer, the Note Trustee or the Credit Bank, as the case may be. In addition, the Lessee shall pay all costs and expenses in connection with the enforcement of this Agreement and the other Operative Documents, the Note Documents, and the other agreements and documents which may be delivered in connection with this Agreement and the Operative Documents. In addition, the Lessee shall pay any and all stamp and other taxes and fees payable or determined to be payable by the Credit Bank in connection with the execution, delivery, filing and recording of the Lease and any of the other Operative Documents, and the Note Documents, and the Lessee agrees to save the Lessor, the Issuer, the Note Trustee and the Credit Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                  (b) WAIVERS, CONSENTS, AMENDMENTS AND SUPPLEMENTS. The Lessee agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Lessor, the Credit Bank, the Issuer and the Note Trustee in connection with waivers or consents under, or the amendment or supplementing of, the Operative Documents, the Note Documents and the documents and instruments referred to therein (including, without limitation, the fees and disbursements of counsel for the Lessor, the Issuer, the Note Trustee and the Credit Bank).

         SECTION 8.10  SEVERABILITY.   Any  provision  of  this  Participation
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.11 SUBMISSION TO JURISDICTION; WAIVERS. Subject to the provisions of SECTION 8.15 hereof, each party hereto hereby irrevocably and unconditionally (i) submits for itself and its property in any legal action or proceeding relating to this Participation Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Georgia, the courts of the United States of America for the Northern District of Georgia and appellate courts from any thereof, (ii)
consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in SECTION 8.2 or at such other address of which the other parties hereto shall have been notified pursuant to SECTION 8.2 and (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law. EACH PARTY, TO THE EXTENT PERMITTED BY LAW, HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG OR BETWEEN THE PARTIES HERETO ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE PARTIES IN CONNECTION WITH THIS PARTICIPATION AGREEMENT, ANY OTHER OPERATIVE DOCUMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE CREDIT BANK'S ABILITY TO PURSUE ANY REMEDIES CONTAINED IN THIS PARTICIPATION AGREEMENT, THE OTHER OPERATIVE DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT RELATED HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO CREDIT BANK TO ISSUE THE LETTER OF CREDIT PURSUANT TO THE REIMBURSEMENT AGREEMENT.

         SECTION 8.12 REPRODUCTION OF DOCUMENTS. The parties hereto agree and stipulate that, to the extent permitted by applicable law, any reproduction of this Participation Agreement or other Operative Documents (except the Borrower Promissory Note) shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This SECTION 8.12 shall not prohibit any party hereto from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN  WITNESS   WHEREOF,   the  parties  hereto  have  each  caused  this
Participation Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                         ADESA CORPORATION, as the Lessee

                                                    W. T. Stackhouse
                                         ---------------------------------------
                                         William T. Stackhouse
                                         Chief Financial Officer

                                         ASSET HOLDINGS III, L.P., as the Lessor

                                         By  Realty Facility Holdings I, L.L.C.,
                                             an Ohio limited liability company,
                                             its general partner

                                                            Robert F. Gage
                                                     ---------------------------
                                                     Robert F. Gage, President

                                         CORNERSTONE FUNDING CORPORATION I
                                         as the Issuer

                                         By:  Robert F. Gage
                                             -----------------------------------
                                         Name:  Robert F. Gage
                                               ---------------------------------
                                         Title:  President
                                                --------------------------------


                                         SUNTRUST BANK, as the Credit Bank

                                         By:  C A Black
                                             -----------------------------------
                                         Name:  Christopher A Black
                                               ---------------------------------
                                         Title:  VP & Director
                                                --------------------------------

                                   APPENDIX I
                                       TO
      PARTICIPATION AGREEMENT, LEASE AGREEMENT AND REIMBURSEMENT AGREEMENT
      --------------------------------------------------------------------

                         DEFINITIONS AND INTERPRETATION

                               [See separate text]

                                   APPENDIX II
                           FORM OF FUNDING REQUISITION
                           ---------------------------

                                     [Date]



Fifth Third Bank.

SunTrust Bank

Cornerstone Funding Corporation I

Asset Holdings III, L.P

         Re: Instructions for disbursement of proceeds of Loan and Contribution under that certain Participation Agreement, dated as of March31, 2000 (the "Participation Agreement"), by and among Asset Holdings III, L.P., as Lessor (the "Lessor"), ADESA Corporation, as Lessee (the "Lessee"), SunTrust Bank,. as Credit Bank (the "Credit Bank"), and Cornerstone Funding Corporation I, as Issuer (the "Issuer)

         Pursuant to Section 2.2(b) of the Participation Agreement, the Lessee hereby submits this irrevocable Funding Requisition (all terms not defined herein shall have the meanings given in the Participation Agreement) and requests and authorizes:

                (i) the Issuer to instruct the Note Trustee to disburse the Loan of the proceeds of the sale of the Notes, in the aggregate sum of $28,373,000, to the Persons, in the amounts and according to the wiring and payment instructions set forth on Schedule A attached hereto, and

                (ii) the Lessor to pay, or order the payment of, the proceeds of the Contribution, in the aggregate sum of $877,515.46, to the Persons, in the amounts and according to the wiring and payment instructions set forth on Schedule B attached hereto:

                                         Very truly yours,

                                         ADESA Corporation

                                         By:
                                            ------------------------
                                         Name:
                                              ----------------------

                                         Title:
                                                --------------------


The Issuer hereby instructs the Note Trustee to disburse the Loan of the proceeds of sale of the Notes to the Persons, in the amounts and according to the wiring and payment instructions set forth on Schedule A attached hereto.

                                         Cornerstone Funding Corporation I

                                         By:
                                            ---------------------------
Dated April 3, 2000.                     Robert F. Gage, President

The Lessor hereby instructs SunTrust Bank to pay the sum of $877,515.46 in the amounts and according to the wiring and payment instructions set forth on Schedule A attached hereto.

                                         Asset Holdings III, L.P.
                                         By: Realty Facility Holdings I, L.L.C.,
                                                               General Partner,

                                         By:
                                             --------------------------
Dated: April 3, 2000                         Robert F. Gage, President

                                   SCHEDULE A
                                   ----------

              [List disbursements of Note proceeds]














                                   SCHEDULE B
                                   ----------

              [List disbursements of Contribution Proceeds].

                                    EXHIBIT A

                                  Form of Lease

                                    EXHIBIT B

                         Form of Reimbursement Agreement

                                    EXHIBIT C

                        Form of Borrower Promissory Note

                                    EXHIBIT D

                                Form of Guaranty

                                   EXHIBIT E-1
                                   -----------

                    [Lessee and Guarantor Counsel Letterhead]



                                     E-1-1

                                   EXHIBIT E-2

                    Form of Opinion of Counsel to the Lessor



                                     E-2-1

                                    EXHIBIT F

                                Form of Mortgage

                                    EXHIBIT G

                      Form of Assignment of Lease and Rents

                                    EXHIBIT H

                Form of Non-Disturbance and Attornment Agreement

                                   SCHEDULE I

                          FINANCIAL COVENANTS OF LESSEE

                                   SCHEDULE I
                                   ----------

                                   SCHEDULE I
                                   ----------

I.       Covenants

                  (a) MAXIMUM TOTAL FUNDED DEBT TO EBITDA RATIO. Maintain, as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 1999, a Total Funded Debt to EBITDA Ratio of not greater than 2.75:1.00.

                  (b) MINIMUM FIXED CHARGE COVERAGE RATIO. Maintain, as of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 1999, a Fixed Charge Coverage Ratio of not less than 1.30:1.0.

                  (c) MINIMUM NET WORTH. Maintain at all times a Net Worth of not less than $303,000,000 with such minimum amount to be permanently increased at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on March 31, 2000, by an amount equal to fifty percent (50%) of Net Income for such Fiscal Quarter; PROVIDED, HOWEVER, in the event that Consolidated Companies suffer a net loss for any Fiscal Quarter, Net Income shall be deemed to be $0 for such Fiscal Quarter, so that in no event shall Net Worth at the end of any Fiscal Quarter be less than that required at the end of the preceding Fiscal Quarter.

II.      Definitions (add to Appendix I)

                  "Amortization"  shall  mean,  for  any  period,   amortization
expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

                  "Capital Lease" shall mean, as applied to any Person, any lease of any Asset by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "CONSOLIDATED COMPANIES" shall mean, collectively, Lessee and all of its Subsidiaries, if any, and "Consolidated Company" shall mean, individually, Lessee or any of its Subsidiaries, if any.

                  "Consolidated Lease Expense" shall mean rental expense under Operating Leases of the Consolidated Companies on a consolidated basis for the applicable period, as determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive Fiscal Quarters ending as of the date of determination.

                  "CURRENCY CONTRACTS" shall mean any forward contracts, futures contracts, foreign exchange contracts, currency swap agreements, and other similar agreements and arrangements entered into by any Consolidated Company designed to protect any Consolidated Company against fluctuations in foreign exchange rates.

                  "DEPRECIATION"  shall  mean,  for  any  period,   depreciation
expense of the Consolidated Companies determined on a consolidated basis in accordance with GAAP.

                  "EBITDA" shall mean, for any period, an amount equal to the sum of (i) Net Income (Loss) for such period plus (ii) to the extent deducted in determining Net Income (Loss) for such period, (A) Interest Expense, (B) Taxes,
(C) Depreciation, (D) Amortization and (E) all other non-cash charges determined on a consolidated basis in accordance with GAAP, in each case for such period.

                  "FISCAL QUARTER" shall mean a fiscal quarter of Lessee.

                  "FIXED CHARGE COVERAGE RATIO" shall mean, as of any date of determination, the ratio of (a) the sum of (i) EBITDA measured for the four consecutive Fiscal Quarters ending on such date, or if such date of determination is not the last day of any Fiscal Quarter, then ending immediately prior to such date of determination, plus (ii) Consolidated Lease Expense, to
(b) the sum of (i) the current maturities of all Long Term Indebtedness scheduled during the four consecutive Fiscal Quarters immediately following the Fiscal Quarter in which such date occurs, PLUS (ii) Consolidated Lease Expense, plus (iii) Interest Expense measured for the four consecutive Fiscal Quarters ending on such date, or if such date of determination is not the last day of any Fiscal Quarter, then ending immediately prior to such date of determination; PROVIDED, HOWEVER, that for each of the three Fiscal Quarters ending immediately after the Closing Date, calculation of the Interest Expense component of EBITDA and the Interest Expense referred to in clause (b)(ii) above shall be made for the period commencing on the Closing Date and ending on the last day of such Fiscal Quarter, divided by the number of days in such period and multiplied by 365.

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "GUARANTY" shall mean any contractual obligation, contingent or otherwise, of a Person with respect to any Indebtedness or other obligation
or  liability  of  another  Person,  including  without  limitation,   any  such
Indebtedness, obligation or liability directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including contractual obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Indebtedness, obligation or liability or any security therefor, or any agreement to provide funds for the payment or discharge thereof (whether in the form of loans, advances,

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stock purchases,  capital contributions or otherwise),  or to maintain solvency, assets, level of income, or other financial condition, or to make any payment other than for value received. The amount of any Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which guaranty is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "INDEBTEDNESS" of any Person shall mean,  without  duplication
(a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, debentures, notes, drafts, bankers' acceptances or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable incurred in the ordinary course of business that are not past due by more than ninety (90) days), (d) all obligations of such Person under leases required to be capitalized under GAAP, (e) all obligations or liabilities of others secured by any Lien upon property owned by such Person whether or not such obligation or liability is assumed, (f) all obligations of such Person under Interest Rate Contracts or Currency Contracts, (g) all obligations of such Person in respect of letters of credit issued for its account (including all contingent reimbursement obligations, whether or not any draws under such letters of credit have been presented for payment) and all drafts, bankers acceptances or similar instruments issued in connection therewith, (h) all Guaranties of such Person of the type of Indebtedness described above, but excluding all items of shareholders' equity or capital stock or surplus or general contingency or deferred tax reserves), (i) the purchase price for any asset leased to such Person pursuant to a Synthetic Lease that such Person would have to pay to acquire the asset at the end of the term of the Synthetic Lease, and (j) all other obligations and liabilities of such Person that are required by GAAP to be shown as liabilities on a balance sheet of such Person (other than reserves required under GAAP).

                  "INTEREST EXPENSE" shall mean, for any period, all interest expense of the Consolidated Companies (including without limitation, interest expense attributable to capitalized leases in accordance with GAAP, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to bankers acceptance financing, and total interest expense (whether shown as interest expense or as loss and expenses on sale of receivables) under a receivables purchase facility) determined on a consolidated basis in accordance with GAAP.

                  "INTEREST RATE CONTRACTS" shall mean any forward contracts, futures contracts, interest rate exchange agreements, interest rate cap agreements, interest rate collar agreements, and other similar agreements and arrangements entered into by any Consolidated Company designed to protect any Consolidated Company against fluctuations in interest rates.

                  "LIEN" shall mean any mortgage, pledge, security interest, lien, charge, hypothecation, assignment, deposit arrangement, title retention, preferential right, trust or other arrangement having the practical effect of the foregoing and shall include the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement.

                  "LONG TERM INDEBTEDNESS" shall mean (a) all Indebtedness which at the time of incurrence or issuance, has a final maturity or term greater than one year or which is renewable

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

at the option of the obligor thereof for a term of greater than one year from the date of original incurrence or issuance or (b) Indebtedness which at the time of incurrence or issuance has a final maturity or term of less than one year and which is intended to be repaid out of proceeds of other Long Term Indebtedness.

                  "NET INCOME (LOSS)" shall mean, for any period, the net income (or loss), after deducting all operating expenses, provisions for taxes and reserves (including reserves for deferred income tax) and all other proper deductions, of the Consolidated Companies for such period (taken as a single accounting period) determined on a consolidated basis in conformity with GAAP, including any income or loss of any Person accrued prior to the date such Person becomes a Subsidiary of any Consolidated Company or is merged into or consolidated with any Consolidated Company or all or substantially all of such Person's assets are acquired by any Consolidated Company, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary items, and (ii) any equity interest of the Consolidated Companies in the unremitted earnings of any Person that is not a Subsidiary.

                  "NET WORTH" shall mean, as of any date, total stockholders' equity of Lessee and its Subsidiaries determined on a consolidated basis.

                  "OPERATING LEASE" shall mean, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Asset which is not a Capital Lease other than any such lease in which that Person is the lessor.

                  "SUBSIDIARY" shall mean, with respect to any Person, any corporation or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

                  "SYNTHETIC LEASE" shall mean a so-called "synthetic" lease that is not treated as a capital lease under GAAP, but that is treated as a financing under the Tax Code.

                  "TAX CODE" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

                  "TAXES" shall mean, for any period, any provision made by any of the Consolidated Companies in respect of such period for income taxes or other taxes payable by any Consolidated Company in respect of its income or profits.

                  "TOTAL FUNDED DEBT" shall mean all outstanding Indebtedness of the Consolidated Companies measured on a consolidated basis.

                  "TOTAL FUNDED DEBT TO EBITDA RATIO" shall mean, as of any date of determination, the ratio of (i) Total Funded Debt as of such date to (ii) EBITDA measured for the

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

four Fiscal Quarter period ending on such date, or if such date is not the last day of any Fiscal Quarter, then ending immediately prior to such date.



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